                                                                   Exhibit 10H

                                                                  EXECUTION COPY
                                                                  --------------


                              Dated July 25, 2000







                              Danaher Corporation

                               (Euro)300,000,000

                         6 1/4 percent Notes due 2005





                     _____________________________________

                            FISCAL AGENCY AGREEMENT

                     _____________________________________

                                   CONTENTS

Clause                                                               Page
1.    INTERPRETATION...............................................    1

2.    APPOINTMENT OF PAYING AGENTS.................................    3

3.    AUTHENTICATION AND DELIVERY OF NOTES.........................    3

4.    PAYMENT TO THE FISCAL AGENT..................................    4

5.    NOTIFICATION OF NON-PAYMENT BY THE ISSUER....................    4

6.    DUTIES OF THE PAYING AGENTS..................................    4

7.    REIMBURSEMENT OF THE PAYING AGENTS...........................    5

8.    NOTICE OF ANY WITHHOLDING OR DEDUCTION.......................    5

9.    DUTIES OF THE FISCAL AGENT IN CONNECTION WITH REDEMPTION
        FOR TAXATION REASONS.......................................    5

10.   RECEIPT AND PUBLICATION OF NOTICES...........................    5

11.   CANCELLATION OF NOTES AND COUPONS............................    6

12.   ISSUE OF REPLACEMENT NOTES AND COUPONS.......................    6

13.   RECORDS AND CERTIFICATES.....................................    7

14.   COPIES OF THIS AGREEMENT AVAILABLE FOR INSPECTION............    7

15.   COMMISSIONS AND EXPENSES.....................................    7

16.   INDEMNITY....................................................    8

17.   REPAYMENT BY FISCAL AGENT....................................    8

18.   CONDITIONS OF APPOINTMENT....................................    8

19.   COMMUNICATION WITH PAYING AGENTS.............................    9

20.   TERMINATION OF APPOINTMENT...................................    9

21.   MEETINGS OF NOTEHOLDERS......................................   11

22.   NOTICES......................................................   12

23.   TAXES........................................................   12

24.   COUNTERPARTS.................................................   13

25.   DESCRIPTIVE HEADINGS.........................................   13

26.   GOVERNING LAW AND SUBMISSION TO JURISDICTION.................   13

27.   AMENDMENTS...................................................   13

SCHEDULE 1.........................................................   14
         PART 1 - FORM OF THE TEMPORARY GLOBAL NOTE................   14
         PART 2 - FORM OF THE PERMANENT GLOBAL NOTE................   25

SCHEDULE 2.........................................................   33
         PART 1 - FORM OF DEFINITIVE NOTE AND COUPON...............   33
         PART 2 - CONDITIONS OF THE NOTES..........................   38

SCHEDULE 3

PROVISIONS FOR MEETINGS OF NOTEHOLDERS.............................   51

                              DANAHER CORPORATION

                               (Euro)300,000,000
                         6 1/4 percent Notes due 2005

                            FISCAL AGENCY AGREEMENT


Danaher Corporation
1250 24th Street, N.W.Table of Contents
Washington, D.C. 20037

                                                                   July 25, 2000

Ladies and Gentlemen:

WHEREAS:

(A)      Danaher Corporation (the "Issuer") has agreed to issue
         (Euro)300,000,000 6 1/4 percent Notes due 2005 (the "Notes" which expression shall include, unless the context otherwise requires, any further Notes issued pursuant to Condition 16 and forming a single series with the Notes).

(B)      The Notes will be issued in bearer form in the denominations of
         (Euro)1,000, (Euro)10,000 and (Euro)100,000 each having, in the case of definitive Notes (the "Definitive Notes"), interest coupons ("Coupons") attached.

(C) The Notes will initially be represented by a temporary Global Note (the "Temporary Global Note") in or substantially in the form set out in
         Part 1 of Schedule 1 which will be exchanged in accordance with its terms for a permanent Global Note (the "Permanent Global Note" and, together with the Temporary Global Note, the "Global Notes") in or substantially in the form set out in Part 2 of Schedule 1.

(D) If issued, the Definitive Notes and Coupons will be in or substantially in the respective forms set out in Part 1 of Schedule 2. The Terms and Conditions of the Notes (the "Conditions") will be in or substantially in the form set out in Part 2 of Schedule 2.

We wish to record the arrangements agreed between us for this purpose:

1.       INTERPRETATION

1.1 In this Agreement, any reference to principal or interest includes any additional amounts payable in relation thereto under Condition 9.

1.2 Terms and expressions used but not defined herein have the respective meanings given to them in the Conditions.

1.3      As used in this Agreement and in the Conditions:

         "Conditions" means the Terms and Conditions of the Notes (as set out in Part 2 of Schedule 2 to this Agreement and as modified from time to time in accordance with their terms), and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof;

         "(Euro)" and "euro" mean the single currency introduced at the start of the third stage of European economic and monetary union pursuant to the Treaty;

         "Fiscal Agent" and "Paying Agent" mean and include each Fiscal Agent and Paying Agent from time to time appointed to exercise the powers and undertake the duties conferred and imposed upon it by this Agreement and notified to the Noteholders under clause 20;

         "Noteholders" means the holders of the Notes for the time being;

         "Outstanding" means, in relation to the Notes, all the Notes issued other than:

         (a) those Notes which have been redeemed in full and cancelled pursuant to Condition 7 or otherwise pursuant to the Conditions;

         (b) those Notes in respect of which the due date for redemption under the Conditions has occurred and all sums due in respect of such Note (including all accrued interest) have been received by the Fiscal Agent in the manner provided in Clause 4 and remain available for payment against presentation and surrender of such Note or (as the case may be) the relevant Coupons;

         (c) those Notes which have been purchased and cancelled under Condition 7;

         (d)   those Notes which have become void under Condition 11;

         (e) those mutilated or defaced Notes which have been surrendered and cancelled and in respect of which replacements have been issued pursuant to Condition 12;

         (f) (for the purposes only of ascertaining the principal amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes) those Notes which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 12; or

         (g) the Temporary Global Note to the extent that it has been duly exchanged for the Permanent Global Notes and/or Notes in definitive form and the Permanent Global Note to the extent that it has been exchanged for Notes in definitive form, in each case pursuant to their respective provisions, provided that for each of the following purposes, namely:

               (i) the right to attend and vote at any meeting of the Noteholders or any of them; and

               (ii) the determination of how many and which Notes are for the time being outstanding for the purposes of Schedule 3;

         those Notes (if any) which are for the time being held by any person (including but not limited to, the Issuer or any of its Subsidiaries) for the benefit of the Issuer or any of its Subsidiaries shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

         "specified office" means in relation to any Fiscal Agent and Paying Agent the offices specified in clause 22 or any other specified offices as the Issuer may from time to time be duly notified pursuant to clause 22; and

         "Treaty" means the Treaty establishing the European Community, as amended by the Treaty of European Union.

2.       APPOINTMENT OF PAYING AGENTS

2.1      The Issuer appoints, on the terms and subject to the conditions of this
         Agreement:

         (a) Deutsche Bank AG London as fiscal and principal paying agent (the "Fiscal Agent") in respect of the Notes; and

         (b) Deutsche Bank Luxembourg, S.A. and UBS AG as paying agents (together with the Fiscal Agent, the "Paying Agents") for the payment of principal of, and interest on, the Notes, in each case acting at its specified office.

2.2      The obligations of the Paying Agents are several and not joint.

3.       AUTHENTICATION AND DELIVERY OF NOTES

3.1 The Issuer undertakes that the Permanent Global Note (duly executed on behalf of the Issuer) will be available to be exchanged for interests in the Temporary Global Note in accordance with the terms of the Temporary Global Note.

3.2 The Issuer undertakes that it will deliver to, or to the order of, the Fiscal Agent, not later than 10 days prior, to the Exchange Date (as defined in the Permanent Global Note), the Definitive Notes (with Coupons attached) in an aggregate principal amount of (Euro)300,000,000 or such lesser amount as is equal to the principal amount of Notes then outstanding. Each Definitive Note so delivered shall be duly executed on behalf of the Issuer.

3.3 The Issuer authorizes and instructs the Fiscal Agent (or its authorized agent) to authenticate the Global Notes and any Definitive Notes delivered pursuant to subclause 3.2.

3.4 The Issuer authorizes and instructs the Fiscal Agent to cause interests in the Temporary Global Note to be exchanged for interests in the Permanent Global Note or Definitive Notes, as the case may be, and interests in the Permanent Global Note to be exchanged for Definitive Notes, in each case in accordance with their respective terms. Following the exchange of the last interest in a Global Note, the Fiscal Agent shall cause the Global Note to be cancelled and delivered to the Issuer or as it may direct.

3.5 The Fiscal Agent shall cause all Notes delivered to and held by it under this Agreement to be maintained in safe custody and shall ensure that interests in the Temporary Global Note are only exchanged for interests in the Permanent Global Note or Definitive Notes, as the case may be, in accordance with the terms of the Temporary Global Note and this Agreement and that the Definitive Notes are issued only in accordance with the terms of the Permanent Global Note and this Agreement.

3.6 So long as any of the Notes is outstanding the Fiscal Agent shall, within seven days of any request by the Issuer, certify to the Issuer the number and principal amount of Notes held by it under this Agreement.

4.       PAYMENT TO THE FISCAL AGENT

4.1 The Issuer shall, not later than 10.00 a.m. (Central European time) on each date on which any payment of principal and/or interest in respect of any of the Notes becomes due and payable, transfer to an account specified by the Fiscal Agent such amount of euro as shall be sufficient for the purposes of the payment of principal and/or interest in immediately available funds or in such funds and at such times (being not later than 10.00 a.m. (Central European time) on the relevant due date) as may be determined by the Fiscal Agent to be customary for the settlement of similar transactions.

4.2 The Issuer shall ensure that, not later than 10.00 a.m. (London time) on the second Business Day immediately preceding the date on which any payment is to be made to the Fiscal Agent pursuant to subclause 4.1, that the bank effecting payment on its behalf confirms to the Fiscal Agent by tested telex or authenticated SWIFT message that it has issued irrevocable payment instructions for the transfer of the relevant sum due on that date to the account of the Fiscal Agent. For the purposes of this subclause 4.2, "Business Day" means a day on which banks are open for business in London and on which the TARGET System is open. The Fiscal Agent will forthwith notify the Issuer by telex if it has not by
         10.00 a.m. (London time) on the relevant Business Day received the confirmation and details referred to in this subclause and in the event that such failure is continuing at 3.00 p.m. (London time) on such day the Fiscal Agent will forthwith notify the other Paying Agents and the Issuer and in such event the Paying Agents shall not be bound to make payment in respect of the Notes until the Fiscal Agent notifies by telex each of the other Paying Agents that it has received unconditionally the full amount of any sum due in respect of the Notes.

5.       NOTIFICATION OF NON-PAYMENT BY THE ISSUER

         The Fiscal Agent shall notify by telex each of the other Paying Agents forthwith:

         (a) if it has not by the specified time on the relevant date specified in clause 4.1 received unconditionally the full amount in euro required for the payment; and

         (b) if it receives unconditionally the full amount of any sum due in respect of the Notes or Coupons after such date.

         Upon receipt of a notice from the Fiscal Agent as described in subparagraph (a) and until receipt of a notice from the Fiscal Agent as described in subparagraph (b), no Paying Agent shall be obliged to make any payment in respect of the Notes. The Fiscal Agent shall, at the expense of the Issuer, forthwith upon receipt of any amount as described in subparagraph (b), cause notice of that receipt to be published under Condition 15.

6.       DUTIES OF THE PAYING AGENTS

6.1 Subject to the payments to the Fiscal Agent provided for by clause 4.1 being duly made and subject to clause 4.2, the Paying Agents shall act as paying agents of the Issuer in respect of the Notes and pay or cause to be paid on behalf of the Issuer, on and after each date on which any payment becomes due and payable, the amounts of principal and/or interest then payable on surrender or, in the case of a Global Note, endorsement, of Notes or Coupons under the Conditions and this Agreement. If any payment provided for by clause 4 is made late but otherwise under the terms of this Agreement, the Paying Agents shall nevertheless act as paying agents.

6.2 If default is made by the Issuer in respect of any payment, unless and until the full amount of the payment has been made under the terms of this Agreement (except as to the time of making the same) or other arrangements satisfactory to the Fiscal Agent have been made, neither the Fiscal Agent nor any of the other Paying Agents shall be bound to act as paying agents.

6.3 If on presentation of a Note or Coupon the amount payable in respect of the Note or Coupon is not paid in full (otherwise than as a result of the circumstances provided in Condition 7(b) or Condition 9) the Paying Agent to whom the Note or Coupon is presented shall procure that the Note or Coupon is enfaced with a memorandum of the amount paid and the date of payment.

6.4 If the Fiscal Agent pays any amounts to Noteholders or to the other Paying Agents at a time when it has not received payment in full in respect of such Note the Issuer shall, in addition to paying amounts due under clause 4.1, pay to the Fiscal Agent on demand interest at a rate reasonably determined by the Fiscal Agent to represent its cost of funding until receipt in full by the Fiscal Agent of the funds.

7.       REIMBURSEMENT OF THE PAYING AGENTS

         The Fiscal Agent shall charge the account referred to in clause 4 for all payments made by it under this Agreement and will credit or transfer to the respective accounts of the other Paying Agents the amount of all payments made by them under the Conditions immediately upon notification from them, subject in each case to any applicable laws or regulations.

8.       NOTICE OF ANY WITHHOLDING OR DEDUCTION

         If the Issuer is, in respect of any payment in respect of the Notes, compelled to withhold or deduct any amount as contemplated by Condition 7(b) or Condition 9, the Issuer shall give notice to the Fiscal Agent as soon as reasonably practicable after it becomes aware of the requirement to make the withholding or deduction and shall give to the Fiscal Agent such information as the Fiscal Agent shall require to enable it to comply with the requirement.

9.       DUTIES OF THE FISCAL AGENT IN CONNECTION WITH REDEMPTION FOR TAXATION
         REASONS

         If the Issuer decides to redeem all the Notes for the time being outstanding under Condition 7(b) it shall give notice of the decision to the Fiscal Agent at least 15 days before the date on which notice is to be given to the Noteholders as required by Condition 15 and shall deliver the certificate and opinion referred to in Condition 7.

10.      RECEIPT AND PUBLICATION OF NOTICES

10.1 Forthwith upon the receipt by the Fiscal Agent of a demand or notice from any Noteholder under Condition 10, the Fiscal Agent shall forward a copy of the demand or notice to the Issuer.

10.2 On behalf of and at the request and expense of the Issuer, the Fiscal Agent shall cause to be published all notices required to be given by the Issuer under the Conditions.

11.      CANCELLATION OF NOTES AND COUPONS

11.1 All Notes which are surrendered in connection with redemption, (together with all unmatured Coupons attached to or delivered with Notes) and all Coupons which are paid shall be cancelled by the Paying Agent to which they are surrendered. Each of the Paying Agents shall give to the Fiscal Agent details of all payments made by it and shall deliver all cancelled Notes and Coupons to the Fiscal Agent (or as the Fiscal Agent may specify). Where Notes are purchased by or on behalf of the Issuer, the Issuer may ensure that the Notes (together with all unmatured Coupons appertaining to the Notes) are promptly cancelled and delivered to any Paying Agent.

11.2 Paying Agents shall (unless otherwise instructed by the Issuer in writing and save as provided in clause 13.1) destroy all cancelled Notes and Coupons and furnish the Issuer with a certificate of destruction containing written particulars of the serial numbers of the Notes and the number by maturity date of Coupons so destroyed.

12.      ISSUE OF REPLACEMENT NOTES AND COUPONS

12.1 The Issuer shall cause a sufficient quantity of additional forms of Notes and Coupons to be available, upon request, to the Fiscal Agent at its specified office for the purpose of issuing replacement Notes or Coupons as provided below.

12.2 The Fiscal Agent shall, subject to and in accordance with Condition 12 and the following provisions of this clause, cause to be authenticated (in the case only of replacement Notes) and delivered any replacement Notes or Coupons which the Issuer may determine to issue in place of Notes or Coupons which have been lost, stolen, mutilated, defaced or destroyed.

12.3 In the case of a mutilated or defaced Definitive Note, the Fiscal Agent shall ensure that (unless otherwise covered by such indemnity as the Issuer may require) any replacement Definitive Note only has attached to it Coupons corresponding to those attached to the mutilated or defaced Definitive Note which is presented for replacement.

12.4 The Fiscal Agent shall endeavour to obtain verification, in the case of an allegedly lost, stolen or destroyed Note or Coupon in respect of which the serial number is known, that the Note or Coupon has not previously been redeemed or paid. The Fiscal Agent shall not issue a replacement Note or Coupon unless and until the applicant has:

         (a) paid such costs as may be incurred in connection with the replacement;

         (b) furnished it with such evidence and indemnity or otherwise as the Issuer and the Fiscal Agent may reasonably require; and

         (c) in the case of a mutilated or defaced Note or Coupon, surrendered it to the Fiscal Agent.

12.5 The Fiscal Agent shall cancel mutilated or defaced Notes or Coupons in respect of which replacement Notes or Coupons have been issued pursuant to this clause. The Fiscal Agent shall furnish the Issuer with a certificate stating the serial numbers of the Notes or Coupons received by it and cancelled pursuant to this clause and shall, unless otherwise requested by the Issuer, destroy all those Notes and Coupons and furnish the Issuer with a destruction certificate containing the information specified in clause 11.2.

12.6 The Fiscal Agent shall, on issuing any replacement Note or Coupon, forthwith inform the Issuer and the other Paying Agents of the serial number of the replacement Note or Coupon issued and (if known) of the serial number of the Note or Coupon in place of which the replacement Note or Coupon has been issued. Whenever replacement Coupons are issued under this clause, the Fiscal Agent shall also notify the other Paying Agents of the maturity dates of the lost, stolen, mutilated, defaced or destroyed Coupons and of the replacement Coupons issued.

12.7 Whenever a Note or Coupon for which a replacement Note or Coupon has been issued and the serial number of which is known is presented to a Paying Agent for payment, the relevant Paying Agent shall immediately send notice to the Issuer and the Fiscal Agent.

13.      RECORDS AND CERTIFICATES

13.1 The Fiscal Agent shall (a) keep a full and complete record of all Notes and Coupons (other than serial numbers of Coupons) and of their redemption and/or purchase by or on behalf of the Issuer (other than purchases in the open market or by tender or by private agreement), cancellation or payment (as the case may be) and of all replacement Notes or Coupons issued in substitution for lost, stolen, mutilated, defaced or destroyed Notes or Coupons and (b) in respect of the Coupons of each maturity, retain until the expiry of five years from the Relevant Date in respect of the Coupons a list of the total numbers of Coupons of that maturity still remaining unpaid. The Fiscal Agent shall at all reasonable times make the records and Coupons (if any) available to the Issuer.

13.2 The Fiscal Agent shall give to the Issuer, as soon as possible and in any event within four months after the date of redemption, purchase, payment or replacement of a Note or Coupon (as the case may be), a certificate stating (a) the aggregate principal amount of Notes which have been redeemed and the aggregate amount in respect of Coupons which have been paid, (b) the serial numbers of those Notes in definitive form, (c) the total number of each denomination by maturity date of those Coupons, (d) the aggregate principal amounts of Notes (if any) which have been purchased by or on behalf of the Issuer and cancelled (subject to delivery of the Notes to the Fiscal Agent) and the serial numbers of such Notes in definitive form and the total number of each denomination by maturity date of the Coupons attached to or surrendered with the purchased Notes, (e) the aggregate principal amount of Notes and the aggregate amounts in respect of Coupons which have been surrendered and replaced and the serial numbers of those Notes in definitive form and the total number of each denomination by maturity date of the Coupons surrendered therewith and (f) the total number of each denomination by maturity date of unmatured Coupons missing from Notes which have been redeemed or surrendered and replaced and the serial numbers of the Notes in definitive form to which the missing unmatured Coupons appertained.

14.      COPIES OF THIS AGREEMENT AVAILABLE FOR INSPECTION

         The Paying Agents shall hold copies of this Agreement available for inspection by Noteholders and Couponholders. For this purpose, the Issuer shall furnish the Paying Agents with sufficient copies of such document.

15.      COMMISSIONS AND EXPENSES

15.1 The Issuer shall pay to the Fiscal Agent such commissions in respect of the services of the Paying Agents under this Agreement as shall be agreed between the Issuer and the Fiscal Agent. The Issuer shall not be concerned with the apportionment of payment among the Paying Agents.

15.2 The Issuer shall also pay to the Fiscal Agent an amount equal to any value added tax which may be payable in respect of the commissions together with all reasonable documented expenses including, without limitation, legal, advertising, cable and postage expenses, insurance costs and publication expenses incurred by the Paying Agents in connection with their services under this Agreement.

15.3 The Fiscal Agent shall arrange for payment of the commissions due to the other Paying Agents and arrange for the reimbursement of their reasonable documented expenses promptly after receipt of the relevant moneys from the Issuer.

16.      INDEMNITY

16.1 The Issuer undertakes to indemnify each of the Paying Agents and their directors, officers, employees and controlling persons against all losses, liabilities, costs, claims, actions, damages, expenses or demands which any of them may incur or which may be made against any of them as a result of or in connection with the appointment of or the exercise of the powers and duties by any Paying Agent under this Agreement except as may result from its wilful default, negligence or bad faith or that of its directors, officers, employees or controlling persons or any of them, or breach by it of the terms of this Agreement.

16.2 Each of the Paying Agents severally undertakes to indemnify the Issuer and the Issuer's directors, officers, employees and controlling persons against all losses, liabilities, costs, claims, actions, damages, expenses or demands which any of them may incur or which may be made against any of them as a result of its wilful default, negligence or bad faith or that of its directors, officers, employees or controlling persons or any of them, or breach by it of the terms of this Agreement.

16.3     This clause shall survive the termination or expiry of this Agreement.

17.      REPAYMENT BY FISCAL AGENT

         Sums paid by or by arrangement with the Issuer to the Fiscal Agent pursuant to the terms of this Agreement shall not be required to be repaid to the Issuer unless and until any Note or Coupon becomes void under the provisions of Condition 11 but in that event the Fiscal Agent shall forthwith repay to the Issuer sums equivalent to the amounts which would otherwise have been payable in respect of the relevant Note or Coupon.

18.      CONDITIONS OF APPOINTMENT

18.1 Subject as provided in subclause 18.3 of this clause the Fiscal Agent shall he entitled to deal with money paid to it by the Issuer for the purposes of this Agreement in the same manner as other money paid to a banker by its customers and shall not be liable to account to the Issuer for any interest or other amounts in respect of the money. No money held by any Paying Agent need be segregated except as required by law.

18.2 In acting under this Agreement and in connection with the Notes and the Coupons the Paying Agents shall act solely as agents of the Issuer and will not assume any obligation towards or relationship of agency or trust for or with any of the owners or holders of the Notes or the Coupons.

18.3 No Paying Agent shall exercise any right of set-off or lien against the Issuer or any holders of Notes or Coupons in respect of any moneys payable to or by it under the terms of this Agreement.

18.4 Except as ordered by a court of competent jurisdiction or required by law or otherwise instructed by the Issuer, each of the Paying Agents shall be entitled to treat the holder of any Note or Coupon as the absolute owner thereof (whether or not the Note or Coupon shall be overdue and notwithstanding any notice of ownership or writing thereon, any notice of previous loss or theft thereof, or any notice of any trust or other interest therein) for the purpose of making payment and for all other purposes and shall not be required to obtain any proof thereof or as to the identity of such holder.

18.5 The Paying Agents shall be obliged to perform such duties and only such duties as are set out in this Agreement and the Notes and no implied duties or obligations shall be read into this Agreement or the Notes against the Paying Agents.

18.6 The Fiscal Agent may consult with legal and other professional advisers and the opinion of the advisers shall be full and complete protection in respect of action taken, omitted or suffered under this Agreement in good faith and in accordance with the opinion of the advisers. The Issuer agrees to reimburse the Fiscal Agent for all reasonable expenses incurred in consultation with such legal or other professional advisers.

18.7 Each of the Paying Agents shall be protected and shall incur no liability for or in respect of action taken, omitted or suffered in good faith in reliance upon any instruction, request or order from the Issuer or any other Paying Agent, or any Note or Coupon, or any notice, resolution, direction, consent, certificate, affidavit, statement, facsimile, telex or other paper or document which it reasonably believes to be genuine and to have been delivered, signed or sent by the proper party or parties or upon written instructions from the Issuer.

18.8 Any of the Paying Agents, their officers, directors, employees or controlling persons, may become the owner of, or acquire any interest in, Notes or Coupons with the same rights that it or he would have if the Paying Agent concerned were not appointed under this Agreement, and may engage or be interested in any financial or other transaction with the Issuer, and may act on, or as depository, trustee or agent for, any committee or body of holders of Notes or Coupons or other obligations of the Issuer, as freely as if the Paying Agent concerned were not appointed under this Agreement and without accounting for any profit.

18.9 The Fiscal Agent shall not be under any obligation to take any action under this Agreement which it expects will result in any expense or liability accruing to it, the payment of which within a reasonable time is not, in its opinion, assured to it.

19.      COMMUNICATION WITH PAYING AGENTS

         A copy of all communications relating to the subject matter of this Agreement between the Issuer and any of the Paying Agents other than the Fiscal Agent shall be sent to the Fiscal Agent.

20.      TERMINATION OF APPOINTMENT

20.1 The Issuer may terminate the appointment of any Paying Agent at any time and/or appoint additional or other Paying Agents by giving to the Paying Agent whose appointment is concerned and, where appropriate, the Fiscal Agent, at least 90 days' prior written notice to that effect, provided that, so long as any of the Notes is outstanding:

         (a) in the case of a Paying Agent, the notice shall not expire less than 45 days before any due date for the payment of interest; and

         (b) notice shall be given under Condition 15 not less than 30 days, nor more than 45 days, before the removal or appointment of a Paying Agent.

20.2 Notwithstanding the provisions of subclause 20.1, if at any time a Paying Agent becomes incapable of acting, or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or any substantial part of its property, or if an administrator, liquidator or administrative or other receiver of it or of all or a substantial part of its property is appointed, or it admits in writing its inability to pay or meet its debts as they may mature or suspends payment of its debts, or if an order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law or if a public officer takes charge or control of the Paying Agent or of its property or affairs for the purpose of rehabilitation, administration or liquidation, the Issuer may forthwith without notice terminate the appointment of the Paying Agent, in which event notice shall be given to the Noteholders under Condition 15 as soon as is practicable.

20.3 The termination of the appointment of a Paying Agent under this Agreement shall not entitle the Paying Agent to any amount by way of compensation but shall be without prejudice to any amount then accrued due.

20.4 All or any of the Paying Agents may resign their respective appointments under this Agreement at any time by giving to the Issuer and, where appropriate, the Fiscal Agent at least 90 days' prior written notice to that effect provided that, so long as any of the Notes is outstanding, the notice shall not expire less than 45 days before any due date for the payment of interest. Following receipt of a notice of resignation from a Paying Agent, the Issuer shall promptly, and in any event not less than 30 days before the resignation takes effect, give notice to the Noteholders (through the Fiscal Agent) under Condition 15. If any Paying Agent shall resign or be removed pursuant to subclauses 20.1 or 20.2 above or in accordance with this subclause 20.4, the Issuer shall promptly and in any event within 30 days appoint a successor. If the Issuer fails to appoint a successor within such period, the relevant Paying Agent may select a leading bank (which, in the case of the Fiscal Agent, shall be a leading bank acting through its office in London) to act as Paying Agent hereunder and the Issuer shall appoint that bank as the successor Paying Agent.

20.5 Notwithstanding the provisions of subclauses 20.1, 20.2 and 20.4, so long as any of the Notes is outstanding, the termination of the appointment of a Paying Agent (whether by the Issuer or by the resignation of the Paying Agent) shall not be effective unless upon the expiry of the relevant notice there is:

         (a)   a Fiscal Agent; and

         (b) at least one Paying Agent having a specified office in a city in western Europe which, so long as the Notes are listed on the Luxembourg Stock Exchange, will be in Luxembourg.

20.6 Any successor Paying Agent shall execute and deliver to its predecessor, the Issuer, and, where appropriate, the Fiscal Agent an instrument accepting the appointment under this Agreement, and the successor Paying Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of the predecessor with like effect as if originally named as a Paying Agent.

20.7 If the appointment of a Paying Agent under this Agreement is terminated (whether by the Issuer or by the resignation of the Paying Agent), the Paying Agent shall on the date on which the termination takes effect deliver to its successor Paying Agent (or, if none, the Fiscal Agent) all Notes and Coupons surrendered to it but not yet destroyed and all records concerning the Notes and Coupons maintained by it (except such documents and records as it is obliged by law or regulation to retain or not to release) and pay to its successor Paying Agent (or, if none, to the Fiscal Agent) the amounts (if any) held by it in respect of Notes or Coupons which have become due and payable but which have not been presented for payment, but shall have no other duties or responsibilities under this Agreement.

20.8 If the Fiscal Agent or any of the other Paying Agents shall change its specified office, it shall give to the Issuer and, where appropriate, the Fiscal Agent not less than 45 days' prior written notice to that effect giving the address of the new specified office. As soon as practicable thereafter and in any event at least 30 days before the change, the Fiscal Agent shall give to the Noteholders on behalf of and at the expense of the Issuer notice of the change and the address of the new specified office under Condition 15.

20.9 A corporation into which any Paying Agent for the time being may be merged or converted or a corporation with which the Paying Agent may be consolidated or a corporation resulting from a merger, conversion or consolidation to which the Paying Agent shall be a party shall, to the extent permitted by applicable law, be the successor Paying Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. Notice of any merger, conversion or consolidation shall forthwith be given to the Issuer and, where appropriate, the Fiscal Agent.

21.      MEETINGS OF NOTEHOLDERS

21.1 The provisions of Schedule 3 shall apply to meetings of the Noteholders and shall have effect in the same manner as if set out in this Agreement provided that, so long as any of the Notes are represented by a Global Note, the expression "Noteholders" shall include the persons for the time being shown in the records of Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") and/or Clearstream Banking, societe anonyme, Luxembourg ("Clearstream, Luxembourg"), as the holders of a particular principal amount of such Notes (each an "Accountholder") (in which regard a certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the principal amount of such Notes standing to the account of any person shall be conclusive and binding) for all purposes other than with respect to the payment of principal and interest on such Notes, the right to which shall be vested as against the Issuer solely in the bearer of each Global Note in accordance with and subject to its terms, and the expressions "holder" and "holders" shall be construed accordingly and in connection with the meetings of Noteholders the expression "Notes" shall mean units of .
         (Euro)1,000 principal amount of Notes.

21.2 Without prejudice to subclause 21.1, each of the Paying Agents shall, on the request of any holder of Notes, issue Voting Certificates and Block Voting Instructions (as defined in paragraph 1 of Schedule 3) together, if so required by the Issuer, with reasonable proof satisfactory to the Issuer of their due execution on behalf of the Paying Agent under the provisions of Schedule 3 and shall forthwith give notice to the Issuer under Schedule 3 of any revocation or amendment of a Voting Certificate or Block Voting Instruction. Each Paying Agent shall keep a full and complete record of all Voting Certificates and Block Voting Instructions issued by it and shall, not less than 24 hours before the time appointed for holding any meeting or adjourned meeting, deposit at such place as the Fiscal Agent shall designate or approve, full particulars of all Voting Certificates and Block Voting Instructions issued by it in respect of any meeting or adjourned meeting.

22.      NOTICES

         Any notice required to be given under this Agreement to any of the parties shall be delivered in person, sent by pre-paid post (first class if inland, first class airmail if overseas) or by facsimile or telex addressed to:

         The Issuer:               Danaher Corporation
                                   1250 24th Street, N.W.
                                   Washington, D.C. 20037
                                   Telex No: 202-828-0850
                                   Facsimile No: 202-828-0860
                                   (Attention: Patrick Allender)

         The Fiscal Agent:         Deutsche Bank AG London
                                   Winchester House
                                   1 Great Winchester Street
                                   London EC2N 2DB
                                   Telex No:  883341 BANT
                                   Facsimile No: (0207)5476149
                                   (Attention:  Corporate Trust and Agency
                                                Services)

         The Paying Agents:

                                   Deutsche Bank Luxembourg S.A.                     UBS AG
                                   2 Boulevard Konrad Adenauer                       Bahnhofstrasse 45
                                   L-1115 Luxembourg                                 CH-8098 Zurich
                                                                                     Switzerland

                                   Telex No: 3392 BTLLU
                                   Facsimile No: 00 352 473 136                      Telex No: 8128581 BVZCH
                                   (Attention: Coupon Paying Department)             Facsimile No: 00 411 236 5333
                                                                                     (Attention:WS-Coupons)

         or such other address of which notice in writing has been given to the other parties to this Agreement under the provisions of this clause.

         Any notice shall take effect on receipt, provided that if sent by telex it shall be deemed to be received if and when the addressee's answerback shall have been received at the end of transmission, and provided further that any notice, request, demand or other communication received on a non-working day or after business hours in the place of receipt shall be deemed to be received on the next following working day in such place.

23.      TAXES

         The Issuer agrees to pay any and all stamp and other documentary taxes or duties which shall be payable in connection with the execution, delivery, performance and enforcement of this Agreement (except any stamp and other documentary taxes or duties resulting from the enforcement of this Agreement which are payable pursuant to clause 16.2).

24.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

25.      DESCRIPTIVE HEADINGS

         The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions of this Agreement.

26.      GOVERNING LAW AND SUBMISSION TO JURISDICTION

26.1 The provisions of this Agreement are governed by, and shall be construed in accordance with, the laws of the State of New York.

26.2 The Issuer agrees that any State or federal courts sitting in the Borough of Manhattan, The City of New York, shall have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and accordingly any legal action or proceedings arising out of or in connection with the Notes or the Coupons (the "Proceedings") may be brought in such courts. The Issuer irrevocably submits to the jurisdiction of such courts and waives any objection which it may now or hereafter have to Proceedings in any such courts whether on the ground of the laying of venue or on the ground that the Proceedings have been brought in an inconvenient forum. This submission is made for the exclusive benefit of each of the Paying Agents and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

         To the extent that the Issuer has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, the Issuer irrevocably waives such immunity in respect of its obligations under this Agreement.

27.      AMENDMENTS

         This Agreement may be amended by all of the parties, without the consent of any Noteholder or Couponholder, either:

         (a) for the purpose of curing any ambiguity or of curing, correcting or supplementing any defective provision contained in this Agreement; or

         (b) in any manner which the parties may mutually deem necessary or desirable and which shall not be inconsistent with the Conditions and shall not be materially prejudicial to the interests of the Noteholders.

         SIGNED by each of the parties (or their duly authorized representatives) as of the date first above written.

                                  SCHEDULE 1

                                    PART 1

                         FORM OF TEMPORARY GLOBAL NOTE

                              DANAHER CORPORATION
            (incorporated under the laws of the State of Delaware)

                             TEMPORARY GLOBAL NOTE

                               (Euro)300,000,000

                         6 1/4 percent Notes due 2005


This temporary Global Note is issued in respect of the 6 1/4 percent Notes due 2005 (the "Notes") of Danaher Corporation (the "Issuer"). The Notes are issued subject to and with the benefit of a Fiscal Agency Agreement (the "Fiscal Agency Agreement") dated July 25, 2000 between, inter alios, the Issuer and Deutsche Bank AG London as Fiscal Agent (the "Fiscal Agent). The Notes are issued subject to and with the benefit of the Terms and Conditions of the Notes (the "Conditions") set out in Part 2 of Schedule 2 to the Fiscal Agency Agreement.

    1.   Promise To Pay

         Subject as provided in this temporary Global Note, the Issuer, for value received, promises to pay the bearer upon presentation and surrender of this temporary Global Note the sum of (Euro)300,000,000 or such lesser sum as is shown by the latest entry in Part I or Part II of the Schedule to this temporary Global Note on July 26, 2005 or on such earlier date as the principal of this temporary Global Note may become due under the Conditions and to pay interest on the principal sum for the time being outstanding at the rate of 6 1/4 percent per annum from July 26, 2000 payable annually in arrears on July 26 in each year until payment of the principal sum has been made or duly provided for in full together with any other amounts as may be payable, all subject to and under the Conditions.

    2.   Exchange For Permanent Global Note And Cancellations

         The permanent Global Note to be issued on exchange for interests in this temporary Global Note will be substantially in the form set out in
         Part 2 of Schedule 1 to the Fiscal Agency Agreement.

         Subject as provided below, the permanent Global Note will only have an entry made to represent Definitive Notes after the date which is 90 days after the closing date for the Notes.

         Interests in this temporary Global Note may be exchanged for interests in a duly executed and authenticated permanent Global Note without charge and the Fiscal Agent or such other person as the Fiscal Agent may direct (the "Exchange Agent") shall make the appropriate entry on
         Part I of the Schedule to the permanent Global Note in full or partial exchange for this temporary Global Note, in order that the permanent Global Note represents an aggregate principal amount of Notes equal to the principal amount of this temporary Global Note submitted for exchange. Notwithstanding the foregoing, no such entry shall be made on the permanent Global Note unless there shall have been presented to the Exchange Agent a certificate from Morgan Guaranty Trust

         Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") or Clearstream Banking, societe anonyme, Luxembourg ("Clearstream, Luxembourg") substantially in the form of the certificate attached as Exhibit A.

         Notwithstanding the foregoing, where this temporary Global Note has been exchanged in part for the permanent Global Note pursuant to the foregoing and Definitive Notes have been issued in exchange for the total amount of Notes represented by the permanent Global Note pursuant to its terms, then interests in this temporary Global Note will no longer be exchangeable for interests in the permanent Global Note but will be exchangeable, in full or partial exchange, for duly executed and authenticated Definitive Notes, without charge, in the denominations of 1,000, 10,000 and 100,000 each with interest coupons attached, such Definitive Notes to be substantially in the form set out in Part 1 of Schedule 2 to the Fiscal Agency Agreement. Notwithstanding the foregoing, Definitive Notes shall not be so issued and delivered unless there shall have been presented to the Exchange Agent a certificate from Euroclear or Clearstream, Luxembourg substantially in the form of the certificate attached as Exhibit A.

         Any person who would, but for the provisions of this temporary Global Note and of the Fiscal Agency Agreement, otherwise be entitled to receive either (i) an interest in the permanent Global Note or (ii) Definitive Notes shall not be entitled to require the exchange of an appropriate part of this temporary Global Note for an interest in the permanent Global Note or Definitive Notes unless and until he shall have delivered or caused to be delivered to Euroclear or Clearstream, Luxembourg a certificate in substantially the form of the certificate attached as Exhibit B (copies of which form of certificate will be available at the offices of Euroclear in Brussels and Clearstream, Luxembourg in Luxembourg and the specified offices of each Paying Agent named in the Fiscal Agency Agreement).

         Upon (a) any exchange of the whole or a part of this temporary Global Note for an interest in the permanent Global Note or for a Definitive Note or (b) receipt of instructions from Euroclear or Clearstream, Luxembourg that, following the purchase by or on behalf of the Issuer of the whole or a part of this temporary Global Note, part is to be cancelled, the portion of the principal amount of this temporary Global Note so exchanged or cancelled shall be entered by or on behalf of the Fiscal Agent on Part I of the Schedule to this temporary Global Note, whereupon the principal amount of this temporary Global Note shall be reduced for all purposes by the amount so exchanged or cancelled and entered.

    3.   Benefits

         Until the entire principal amount of this temporary Global Note has been extinguished in exchange for the permanent Global Note and/or Definitive Notes, this temporary Global Note shall in all respects be entitled to the same benefits as the Definitive Notes referred to above, except that the holder of this temporary Global Note shall only be entitled to receive any payment on this temporary Global Note on presentation of certificates as provided below.

    4.   Payments

         Payments due in respect of Notes for the time being represented by this temporary Global Note shall be made to the bearer of this temporary Global Note only upon presentation by Euroclear or, as the case may be, Clearstream, Luxembourg, to the Fiscal Agent at its specified office of a certificate, substantially in the form of the certificate attached as Exhibit A, to the effect that Euroclear, or as the case may be, Clearstream, Luxembourg, has received a certificate substantially in the form of the certificate attached as Exhibit B.

         Upon any payment in respect of the Notes represented by this temporary Global Note, the amount so paid shall be endorsed by or on behalf of the Fiscal Agent on Part II of the Schedule to this temporary Global Note, which endorsement shall, in the absence of manifest error, be prima facie evidence that such payment has been made in respect of the Notes. In the case of any payment of principal the principal amount of this temporary Global Note shall be reduced for all purposes by the amount so paid and the remaining principal amount of this temporary Global Note shall be entered by or on behalf of the Fiscal Agent on
         Part II of the Schedule to this temporary Global Note.

         On and after October 24, 2000, no payment will be made on this temporary Global Note unless exchange for an interest in the permanent Global Note is improperly withheld or refused.

    5.   Accountholders

         For so long as any of the Notes is represented by this temporary Global Note and this temporary Global Note is held on behalf of Euroclear and/or Clearstream, Luxembourg, each person who is for the time being shown in the records of Euroclear and/or Clearstream, Luxembourg as the holder of a particular principal amount of such Notes (each an "Accountholder") (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the principal amount of such Notes standing to the account of any such person shall be conclusive and binding for all purposes) shall be treated as the holder of that principal amount of such Notes for all purposes (including for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Noteholders) other than with respect to the payment of principal and interest on such Notes, the right to which shall be vested, as against the Issuer and the Paying Agents, solely in the bearer of this temporary Global Note in accordance with and subject to its terms. Each Accountholder must look solely to Euroclear or Clearstream, Luxembourg, as the case may be, for its share of each payment made to the bearer of this temporary Global Note.

         Notes represented by this temporary Global Note are transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream, Luxembourg as appropriate.

         The Issuer covenants in favour of each Accountholder that it will make all payments in respect of the Notes, for the time being shown in the records of Euroclear and/or Clearstream, Luxembourg as being held by the Accountholder and represented by this temporary Global Note to the bearer of this temporary Global Note in accordance with clause 1 above and acknowledges that each Accountholder may take proceedings to enforce this covenant and any of the other rights which it has under the first paragraph of this clause directly against the Issuer.

    6.   Notices

         Notices to be given by the Issuer will be given at least once by publication in a daily newspaper in the English language with general circulation in London, England, and, so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, in a daily newspaper of general circulation in Luxembourg. If publication in London or Luxembourg is impractical, notices shall be published by such means as will, so far as may be reasonably practicable, approximate publication in such newspaper. Publication is expected to be made in the Luxemburger Wort in Luxembourg and the Financial Times in London. Such notices will be deemed to have been given on the date of such publication or, if published more than once, on the date of the first such publication.

         For so long as any of the Notes are represented by this temporary Global Note and/or the permanent Global Note and this temporary Global Note and/or the permanent Global Note is/are held on behalf of Euroclear and/or Clearstream, Luxembourg, notices may be given by delivery of the relevant notice to Euroclear and/or Clearstream, Luxembourg (as the case may be) for communication to the relative Accountholders rather than by publication as required in the preceding paragraph provided that, so long as the Notes are listed on the Luxembourg Stock Exchange, and the rules of that stock exchange so require, notices to Noteholders will be published in one daily newspaper in Luxembourg (which is expected to be the Luxemburger Wort). Any such notice shall be deemed to have been given to the Noteholders on the day after such notice is delivered to Euroclear and or Clearstream, Luxembourg (as the case may be) as aforesaid or the date of publication, whichever is earlier.

    7.   Prescription

         Claims against the Issuer in respect of principal and interest on the Notes represented by this temporary Global Note will be prescribed after 10 years (in the case of principal) and five years (in the case of interest) from the Relevant Date (as defined in Condition 4).

    8.   Cancellation

         Cancellation of any Note represented by this temporary Global Note will be effected by endorsement by or on behalf of the Fiscal Agent of the reduction in the principal amount of this temporary Global Note on Part I of the Schedule hereto.

    9.   Authentication

         This temporary Global Note shall not become valid or enforceable for any purpose unless and until it has been authenticated by or on behalf of the Fiscal Agent.

    10.  Governing Law

         This temporary Global Note is governed by, and shall be construed in accordance with, the laws of the State of New York.

IN WITNESS whereof the Issuer has caused this temporary Global Note to be duly executed under its corporate seal to be affixed or imported hereon.

DANAHER CORPORATION

By:     __________________________________
Name:   __________________________________
Title:  __________________________________


Attest: __________________________________
Name:   __________________________________
Title:  __________________________________


Issued on July __, 2000

CERTIFICATE OF AUTHENTICATION

This is the temporary Global Note
described in the Fiscal Agency Agreement

By or on behalf of
Deutsche Bank AG London, as Fiscal Agent
(without recourse, warranty or liability)

By:     __________________________________
               Authorized Signatory

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE

                   THE SCHEDULE TO THE TEMPORARY GLOBAL NOTE

                                    Part I

           EXCHANGES FOR THE PERMANENT GLOBAL NOTE/DEFINITIVE NOTES
                               AND CANCELLATIONS

The following exchanges of a part of this temporary Global Note for interests in the permanent Global Note/Definitive Notes and cancellations of a part of the aggregate principal amount of this temporary Global Note have been made:

Date of exchange or       Part of the                Part of the            Remaining principal    Notation made by or
cancellation              aggregate principal        aggregate principal    amount of this         on behalf of the
                          amount of this             amount of this         temporary Global       Fiscal Agent
                          temporary Global           temporary Global       Note following
                          Note exchanged for         Note cancelled         exchange or
                          interests in the                                  cancellation
                          permanent Global
                          Note/Definitive Notes

                          (Euro)                     (Euro)                 (Euro)
_______________           _______________            _______________        _______________        _______________

_______________           _______________            _______________        _______________        _______________

_______________           _______________            _______________        _______________        _______________

_______________           _______________            _______________        _______________        _______________

_______________           _______________            _______________        _______________        _______________

_______________           _______________            _______________        _______________        _______________

_______________           _______________            _______________        _______________        _______________

_______________           _______________            _______________        _______________        _______________

_______________           _______________            _______________        _______________        _______________

_______________           _______________            _______________        _______________        _______________

                                    Part II

                                   PAYMENTS

The following payments in respect of the Notes represented by this temporary Global Note have been made:

Date of payment           Amount of interest      Amount of principal     Remaining principal       Notation made by or
                          paid                    paid                    amount of this            on behalf of the
                                                                          temporary Global          Fiscal Agent
                                                                          Note following
                                                                          payment of principal

                          (Euro)                  (Euro)                  (Euro)
_______________           _______________         _______________         _______________           _______________

_______________           _______________         _______________         _______________           _______________

_______________           _______________         _______________         _______________           _______________

_______________           _______________         _______________         _______________           _______________

_______________           _______________         _______________         _______________           _______________

_______________           _______________         _______________         _______________           _______________

_______________           _______________         _______________         _______________           _______________

_______________           _______________         _______________         _______________           _______________

_______________           _______________         _______________         _______________           _______________

_______________           _______________         _______________         _______________           _______________

_______________           _______________         _______________         _______________           _______________

_______________           _______________         _______________         _______________           _______________

                                   EXHIBIT A

                              DANAHER CORPORATION
            (incorporated under the laws of the State of Delaware)

                               (Euro)300,000,000

                         6 1/4 percent Notes due 2005

                              (the "Securities")

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") (such certifications "Member Certifications") substantially to the effect set forth in the Fiscal Agency Agreement, as of the date hereof, (Euro)300,000,000 principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended, then this is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organizations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Fiscal Agency Agreement.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications, (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof and (iii) that we shall retain the Member Certifications for a period of four calendar years following the year such Member Certifications were obtained.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would he relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

*Dated

                                   [Morgan Guaranty Trust Company of New York,
                                   Brussels office, as operator of the
                                   Euroclear System] [Clearstream, Luxembourg]

                                   By ______________________________
                                           Authorized Signatory


__________________________
* To be dated no earlier than the date to which this certification relates, namely (a) payment date or (b) the date set for the exchange of the temporary Global Note for an interest in the permanent Global Note.

                                   EXHIBIT B

                              DANAHER CORPORATION
            (incorporated under the laws of the State of Delaware)

                               (Euro)300,000,000

                         6 1/4 percent Notes due 2005

                              (the "Securities")

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is further to certify that such financial institution has not acquired the Securities for the purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify that, except as set forth below (i) in the case of debt securities, the Securities are beneficially owned by (a) non-U.S. person(s) or
(b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act; or (ii) in the case of equity securities, the Securities are owned by (x) non-U.S. person(s) (and such person(s) are not acquiring the Securities for the account or benefit of U.S. person(s)) or (y) U.S. person(s) who purchased the Securities in a transaction which did not require registration under the Act. If this certification is being delivered in connection with the exercise of warrants pursuant to Section 230.902(m) of Regulation S under the Act, then this is further to certify that, except as set forth below, the Securities are being exercised by and on behalf of non-U.S. person(s). As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to (Euro) [          ] of such
interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

*Dated


                                        By ____________________________
                                             Qualified Account Holder



__________________________
* To be dated no earlier than the date to which this certification relates, namely (a) payment date or (b) the date set for the exchange of the temporary Global Note for an interest in the permanent Global Note.

                                  SCHEDULE 1

                                    PART 2

                       FORM OF THE PERMANENT GLOBAL NOTE

                              DANAHER CORPORATION
            (incorporated under the laws of the State of Delaware)

                             PERMANENT GLOBAL NOTE

                               (Euro)300,000,000

                         6 1/4 percent Notes due 2005

This permanent Global Note is issued in respect of the (Euro)300,000,000 6 1/4 percent Notes due 2005 (the "Notes") of Danaher Corporation (the "Issuer"). The Notes are initially represented by a temporary Global Note, interests in which will be exchanged in accordance with the terms of the temporary Global Note for interests in this permanent Global Note and, if applicable, Definitive Notes. The Notes are issued subject to and with the benefit of a Fiscal Agency Agreement (the "Fiscal Agency Agreement") dated July 25, 2000 between, inter alios, the Issuer and Deutsche Bank AG London as Fiscal Agent (the "Fiscal Agent"). The Notes are issued subject to and with the benefit of the Terms and Conditions of the Notes (the "Conditions") set out in Part 2 of Schedule 2 to the Fiscal Agency Agreement.

1.       Promise To Pay

         Subject as provided in this permanent Global Note, the Issuer, for value received, promises to pay the bearer upon presentation and surrender of this permanent Global Note such sum as is equal to the principal amount of the Notes represented by this permanent Global Note as shown by the latest entry in Part I, Part II or Part III of the Schedule to this permanent Global Note on July 26, 2005 or on such earlier date as the principal of this permanent Global Note may become due under the Conditions and to pay interest on the principal sum for the time being outstanding at the rate of 6 1/4 percent per annum from July 26, 2000 payable annually in arrears on July 26 in each year until payment of the principal sum has been made or duly provided for in full together with any other amounts as may be payable, all subject to and under the Conditions.

2. Exchange Of Interests In The Temporary Global Note For Interests In This Permanent Global Note

         Upon any exchange of an interest in the temporary Global Note representing the Notes for an interest in this permanent Global Note, the Fiscal Agent shall make the appropriate entry in Part I of the Schedule to this permanent Global Note in order to indicate the principal amount of Notes represented by this permanent Global Note following such exchange.

3.       Exchange For Definitive Notes And Cancellations

         This permanent Global Note will be exchangeable in whole but not in part (free of charge to the holder) for Definitive Notes only (i) so long as an Event of Default has occurred and is continuing, (ii) if either Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear System ("Euroclear") or Clearstream Banking, societe anonyme,

         Luxembourg ("Clearstream, Luxembourg") is closed for business period for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and no alternative clearing system satisfactory to the Fiscal Agent is available, (iii) if the Issuer would suffer a disadvantage as a result of a change in laws or regulations (taxation or otherwise) or as a result of a change in the practice of Euroclear and/or Clearstream, Luxembourg which would not be suffered were the Notes in definitive form and a certificate to such effect signed by two Directors of the Issuer is given to the Fiscal Agent or (iv) at the option of an Accountholder (as defined below), such option to be exercisable by the giving of instructions to that effect by the Accountholder to the holder of the permanent Global Note. Thereupon (in the case of (i) and (ii) above) the holder of this permanent Global Note (acting on the instructions of (an) Accountholder(s) (as defined below)) may or (in the case of (iv) above) shall give notice to the Fiscal Agent and the Issuer, and (in the case of (iii) above) the Issuer may give notice to the Fiscal Agent and the Noteholders, of its intention to exchange this permanent Global Note for Definitive Notes on or after the Exchange Date (as defined below).

         On or after the Exchange Date the holder of this permanent Global Note may or, in the case of (iii) and (iv) above, shall surrender this permanent Global Note to or to the order of the Fiscal Agent. In exchange for this permanent Global Note the Issuer will deliver, or procure the delivery of, an equal aggregate principal amount of Definitive Notes in the denominations of (Euro)1,000, (Euro)10,000 and
         (Euro)100,000 (having attached to them all Coupons in respect of interest which has not already been paid on this permanent Global
         Note), security printed in accordance with any applicable legal and stock exchange requirements and in or substantially in the form set out in Part 1 of Schedule 2 to the Fiscal Agency Agreement. On exchange of this permanent Global Note, the Issuer will ensure that this permanent Global Note is cancelled.

         "Exchange Date" means a day specified in the notice requiring exchange falling not less than 45 days after that on which such notice is given and on which banks are open for business in the city in which the specified office of the Fiscal Agent is located and in the city in which the relevant clearing system is located.

         Upon receipt of instructions from Euroclear or Clearstream, Luxembourg that, following the purchase by or on behalf of the Issuer of the whole or a part of this permanent Global Note, part is to be cancelled, the portion of the principal amount of this permanent Global Note so cancelled shall be entered by or on behalf of the Fiscal Agent on Part II of the Schedule to this permanent Global Note, whereupon the principal amount of this permanent Global Note shall be reduced for all purposes by the amount so cancelled and entered.

4.       Benefits

         Until the entire principal amount of this permanent Global Note has been extinguished in exchange for Definitive Notes or in any other manner envisaged by the Conditions, this permanent Global Note shall in all respects be entitled to the same benefits as the Definitive Notes referred to above.

5.       Payments

         Payments due in respect of Notes for the time being represented by this permanent Global Note shall be made to the bearer of this permanent Global Note.

         Upon any payment in respect of the Notes represented by this permanent Global Note, the amount so paid shall be endorsed by or on behalf of the Fiscal Agent on Part III of the Schedule to this permanent Global Note, which endorsement shall, in the absence of manifest error, be prima facie evidence that such payment has been made in respect of the Notes. In the case of any payment of principal the principal amount of this permanent Global Note shall be reduced for all purposes by the amount so paid and the remaining principal amount of this permanent Global Note shall be entered by or on behalf of the Fiscal Agent on
         Part III of the Schedule to this permanent Global Note.

6.       Accountholders

         For so long as any of the Notes is represented by this permanent Global Note and this permanent Global Note is held on behalf of Euroclear and/or Clearstream, Luxembourg, each person who is for the time being shown in the records of Euroclear and/or Clearstream, Luxembourg as the holder of a particular principal amount of Notes (each an "Accountholder") (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the principal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes) shall be treated as the holder of that principal amount of such Notes for all purposes (including for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Noteholders) other than with respect to the payment of principal and interest on such Notes, the right to which shall be vested, as against the Issuer and the Paying Agents, solely in the bearer of this permanent Global Note in accordance with and subject to its terms. Each Accountholder must look solely to Euroclear or Clearstream, Luxembourg, as the case may be, for its share of each payment made to the bearer of this permanent Global Note.

         Notes represented by this permanent Global Note are transferable in accordance with the rules and procedures for the time being of Euroclear or Clearstream, Luxembourg as appropriate.

         The Issuer covenants in favour of each Accountholder that it will make all payments in respect of the Notes for the time being shown in the records of Euroclear and/or Clearstream, Luxembourg as being held by the Accountholder and represented by this permanent Global Note to the bearer of this permanent Global Note in accordance with clause 1 above and acknowledges that each Accountholder may take proceedings to enforce this covenant and any of the other rights which it has under the first paragraph of this clause directly against the Issuer.

7.       Notices

         Notices to be given by the Issuer will be given at least once by publication in a daily newspaper in the English language with general circulation in London, England, and, so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, in a daily newspaper of general circulation in Luxembourg. If publication in London or Luxembourg is impractical, notices shall be published by such means as will, so far as may be reasonably practicable, approximate publication in such newspaper. Publication is expected to be made in the Luxemburger Wort in Luxembourg and the Financial Times in London. Such notices will be deemed to have been given on the date of such publication or, if published more than once, on the date of the first such publication.

         For so long as any of the Notes are represented by this permanent Global Note and/or the temporary Global Note and this permanent Global Note and/or the temporary Global Note is/are held on behalf of Euroclear and/or Clearstream, Luxembourg, notices may he given by delivery of the relevant notice to Euroclear and/or Clearstream, Luxembourg (as the case may be) for communication to the relative Accountholders rather than by publication as required in the preceding paragraph provided that, so long as the Notes are listed on the Luxembourg Stock Exchange, and the rules of that stock exchange so require, notices to Noteholders will be published in one daily newspaper in Luxembourg (which is expected to be the Luxemburger Wort. Any such notice shall be deemed to have been given to the Noteholders on the day after such notice is delivered to Euroclear and/or Clearstream, Luxembourg (as the case may be) as aforesaid or the date of publication, whichever is earlier.

8.       Prescription

         Claims against the Issuer in respect of principal and interest on the Notes represented by this permanent Global Note will be prescribed after 10 years (in the case of principal) and five years (in the case of interest) from the Relevant Date (as defined in Condition 4).

9.       Cancellation

         Cancellation of any Note represented by this permanent Global Note will be effected by endorsement by or on behalf of the Fiscal Agent of the reduction in the principal amount of this permanent Global Note on Part II of the Schedule hereto.

10.      Authentication

         This permanent Global Note shall not become valid or enforceable for any purpose unless and until it has been authenticated by or on behalf of the Fiscal Agent.

11.      Governing Law

         This permanent Global Note is governed by, and shall be construed in accordance with, the laws of the State of New York.

IN WITNESS whereof the Issuer has caused this permanent Global Note to be duly executed under its corporate seal to be affixed or imported hereon.

DANAHER CORPORATION

By:      ________________________________
Name:    ________________________________
Title:   ________________________________

Attest:  ________________________________
Name:    ________________________________
Title:   ________________________________

Issued on July __, 2000

CERTIFICATE OF AUTHENTICATION

This is the permanent Global Note
described in the Fiscal Agency Agreement

By or on behalf of
Deutsche Bank AG London, as Fiscal Agent
(without recourse, warranty or liability)

By:      ________________________________
               Authorized Signatory

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                   THE SCHEDULE TO THE PERMANENT GLOBAL NOTE

                                    Part I

                    EXCHANGES OF THE TEMPORARY GLOBAL NOTE

The following exchanges of part of the temporary Global Note for interests in this permanent Global Note have been made:

Date of exchange                Part of aggregate            Aggregate principal amount    Notation made by or on
                                principal amount of the      of Notes represented by       behalf of the Fiscal Agent
                                temporary Global Note        this permanent Global Note
                                exchanged for this           following exchange
                                permanent Global Note

                                (Euro)                       (Euro)
_________________               _________________            _________________             _________________

_________________               _________________            _________________             _________________

_________________               _________________            _________________             _________________

_________________               _________________            _________________             _________________

_________________               _________________            _________________             _________________

_________________               _________________            _________________             _________________

_________________               _________________            _________________             _________________

_________________               _________________            _________________             _________________

_________________               _________________            _________________             _________________

_________________               _________________            _________________             _________________

_________________               _________________            _________________             _________________

                                    Part II

                                 CANCELLATIONS

The following cancellations of a part of the aggregate principal amount of this permanent Global Note have been made:

Date of cancellation           Part of the aggregate         Remaining principal amount    Notation made by or on
                               principal amount of this      of this permanent Global      behalf of the Fiscal Agent
                               permanent Global Note         Note following cancellation
                               cancelled

                               (Euro)                        (Euro)
_________________              _________________             _________________             _________________

_________________              _________________             _________________             _________________

_________________              _________________             _________________             _________________

_________________              _________________             _________________             _________________

_________________              _________________             _________________             _________________

_________________              _________________             _________________             _________________

_________________              _________________             _________________             _________________

_________________              _________________             _________________             _________________

_________________              _________________             _________________             _________________

_________________              _________________             _________________             _________________

_________________              _________________             _________________             _________________

_________________              _________________             _________________             _________________

                                   Part III

                                   PAYMENTS

          The following payments in respect of the Notes represented by this permanent Global Note have been made:

Date of payment            Amount of interest     Amount of principal     Remaining principal     Notation made by or
                           paid                   paid                    amount of this          on behalf of the
                                                                          permanent Global        Fiscal Agent
                                                                          Note following
                                                                          payment of principal

                           (Euro)                 (Euro)                  (Euro)
______________             ______________         ______________          ______________          ______________

______________             ______________         ______________          ______________          ______________

______________             ______________         ______________          ______________          ______________

______________             ______________         ______________          ______________          ______________

______________             ______________         ______________          ______________          ______________

______________             ______________         ______________          ______________          ______________

______________             ______________         ______________          ______________          ______________

______________             ______________         ______________          ______________          ______________

______________             ______________         ______________          ______________          ______________

______________             ______________         ______________          ______________          ______________

______________             ______________         ______________          ______________          ______________

______________             ______________         ______________          ______________          ______________

                                  SCHEDULE 2

                                    PART 1

                      FORM OF DEFINITIVE NOTE AND COUPON

(Face of Note)

________________________________________________________________________________

                                 XSO114750515                          011475051
________________________________________________________________________________



                              DANAHER CORPORATION
            (incorporated under the laws of the State of Delaware)

                               (Euro)300,000,000

                         6 1/4 percent Notes due 2005

The issue of the Notes was authorized by a resolution of the board of directors of Danaher Corporation (the "Issuer") passed on June 2, 2000.

This Note forms one of a series of Notes issued as bearer Notes in the denominations of (Euro)1,000, (Euro)10,000 and (Euro)100,000, each in an aggregate principal amount of (Euro)300,000,000.

The Issuer for value received and subject to and in accordance with the Terms and Conditions endorsed hereon (the "Conditions") hereby promises to pay to the bearer on July 26, 2005 (or on such earlier date as the principal sum may become repayable under the said Conditions) the principal sum of:

                       (Euro)[1,000]/[10,000]/(100,000]

together with interest on the principal sum of (Euro) [1,000]/[10,000]/[100,000] at the rate of 6 1/4 percent per annum payable annually in arrears on July 26 in each year and together with such other amounts as may be payable, all subject to and under the Conditions.

The Notes are issued pursuant to a Fiscal Agency Agreement (the "Fiscal Agency Agreement") dated July 25, 2000 between, inter alios, the Issuer and Deutsche Bank AG London as Fiscal Agent. The Notes have the benefit of, and are subject to, the provisions contained in the Fiscal Agency Agreement and the Conditions.

Neither this Note nor any of the Coupons relating to this Note shall become valid or enforceable for any purpose unless and until this Note has been authenticated by or on behalf of the Fiscal Agent.

IN WITNESS WHEREOF this Note has been executed on behalf of the Issuer.

Dated as of July __, 2000

Issued in London, England.

                                                  Danaher Corporation

                                                  By:


-------------------------------------
 CERTIFICATE OF AUTHENTICATION


 This is one of the Notes described
 in the Fiscal Agency Agreement.


 By or on behalf of Deutsche Bank
 AG London, as Fiscal Agent
 (without recourse, warranty or
 liability)

-------------------------------------

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

(Reverse of Note)




                            CONDITIONS OF THE NOTES

                   (as set out in Part 2 of this Schedule 2)

                       FISCAL AND PRINCIPAL PAYING AGENT

                            Deutsche Bank AG London
                               Winchester House

                           1 Great Winchester Street
                                London EC2N 2DB

                            THE OTHER PAYING AGENT

                         Deutsche Bank Luxembourg S.A.
                          2 Boulevard Konrad Adenauer
                               L-1115 Luxembourg

                                    UBS AG
                               Bahnhofstrasse 45
                                CH-8098 Zurich
                                  Switzerland

and/or such other or further Fiscal Agent or Paying Agents and/or specified offices as may from time to time be appointed by the Issuer and notice of which has been given to the Noteholders.

                              - FORM OF COUPON -

(Face of Coupon)

Danaher Corporation

(Euro)300,000,000 6 1/4 percent Notes due 2005

This Coupon relating to a Note payable in the denomination of (Euro) [1,000]/[10,000]/[100,000]
is payable to bearer, separately negotiable and subject to the Conditions of the Notes

                            Coupon for (Euro)[62.5]/[625]/[6,250] due on 20__

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

________________________________________________________________________________
                                 XSO114750515                          011475051

________________________________________________________________________________

(Reverse of Coupon)

FISCAL AND PRINCIPAL PAYING AGENT:
Deutsche Bank AG London
Winchester House
1 Great Winchester Street

London EC2N 2DB

THE OTHER PAYING AGENTS:
Deutsche Bank Luxembourg S.A.
2 Boulevard Konrad Adenauer
L-1115 Luxembourg

UBS AG
Bahnhofstrasse 45
CH-8098 Zurich
Switzerland

                                  SCHEDULE 2

                                    PART 2

                            CONDITIONS OF THE NOTES

The Notes are issued pursuant to a Fiscal Agency Agreement dated July 25, 2000 (the "Fiscal Agency Agreement") among the Issuer, Deutsche Bank AG London as fiscal agent (in such capacity, the "Fiscal Agent," which expression shall include any successors thereto), and the paying agents named therein (together with the Fiscal Agent, the "Paying Agents," which expression shall include any successors thereto). The statements in these Terms and Conditions include summaries of, and are subject to, the detailed provisions of the Fiscal Agency Agreement, which includes the form of the Notes, the interest coupons appertaining to any definitive Notes (the "Coupons") and which also includes provisions that are not summarized herein. Copies of the Fiscal Agency Agreement are available for inspection during normal business hours at the specified office of the Fiscal Agent and each of the other Paying Agents. The holders of the Notes (the "Noteholders") and holders of the Coupons (the "Couponholders") are entitled to the benefit of the Fiscal Agency Agreement and are deemed to have notice of all the provisions of the Fiscal Agency Agreement, which provisions are binding on such holders.

1.       Form, Denomination and Title

         The Notes are in bearer form, and in the case of definitive Notes, serially numbered, in the denominations of (Euro)1,000, (Euro)10,000 and (Euro)100,000, with Coupons attached on issue. Title to the Notes and the Coupons will pass by delivery. The Issuer, the Fiscal Agent and any other Paying Agent may (to the fullest extent permitted by applicable law) treat any Noteholder or Couponholder as the absolute owner thereof (whether or not such Note or Coupon shall be overdue and notwithstanding any notice of ownership or writing thereon, any notice of previous loss or theft thereof, or any notice of any trust or other interest therein) for the purpose of making payment and for all other purposes.

2.       Status

         The Notes will be senior unsecured obligations of the Issuer and will rank pari passu without preference among themselves, with other senior unsecured obligations of the Issuer, and will rank senior to all existing and future subordinated indebtedness of the Issuer.

3.       Covenants

(a)      Limitation on Secured Debt

         The Issuer will not, and will not permit any Subsidiary to, create, assume, or guarantee any Secured Debt without making effective provision for securities by the Notes equally and ratably secured with such Secured Debt. The foregoing restrictions shall not apply, however, to debt secured to by:

(1) purchase money mortgages created to secure payment for the acquisition or construction of any property including, but not limited to, any indebtedness incurred by the Issuer or a Subsidiary prior to, at the time of, or within 180 days after the later of the acquisition, the completion of construction (including any improvements on an existing property) or the commencement of commercial operation of such property, which indebtedness is incurred for the purpose of financing all or any part of the purchase price of such property or construction or improvements on such property;

(2) mortgages, pledges, liens, security interest or encumbrances (collectively referred to herein as "security interests") on property, or any conditional sales agreement or any title retention with respect to property, existing at the time of acquisition thereof, whether or not assumed by the Issuer or a Subsidiary;

(3) security interests on property or shares of capital stock or indebtedness of any corporation or firm existing at the time such corporation or firm becomes a Subsidiary;

(4) security interests in property or shares of capital stock or indebtedness of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Subsidiary or at the time of a sale, lease, or other disposition of the properties of a corporation or firm as an entirety or substantially as an entirety to the Issuer or a Subsidiary, provided that no such security interests shall extend to any other Principal Property of the Issuer or such Subsidiary prior to such acquisition or to other Principal Property thereafter acquired other than additions or improvements to the acquired property;

(5) security interests on property of the Issuer or a Subsidiary in favor of the United States of America or any state thereof, or in favor of any other country, or any department, agency, instrumentality or political subdivision thereof (including, without limitation, security interests to secure indebtedness of the pollution control or industrial revenue type) in order to permit the Issuer or any Subsidiary to perform a contract or to secure indebtedness incurred for the purpose of financing all or any part of the purchase price for the cost of constructing or improving the property subject to such security interests or which is required by law or regulation as a condition to the transaction of any business or the exercise of any privilege, franchise or license;

(6) security interests on any property or assets of any Subsidiary to secure indebtedness owing by it to the Issuer or to another Subsidiary;

(7) any mechanics', materialmen's, carriers' or other similar lien arising in the ordinary course of business (including construction of facilities) in respect of obligations which are not yet due or which are being contested in good faith;

(8) any security interest for taxes, assessments or government charges or levies not yet delinquent, or already delinquent, but the validity of which is being contested in good faith;

(9) any security interest arising in connection with legal proceedings being contested in good faith, including any judgment lien so long as execution thereof is being stayed;

(10) landlords' liens on fixtures located on premises leased by the Issuer or a Subsidiary in the ordinary course of business; or

(11) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any security interest referred to in the foregoing clauses (1) to (10) inclusive.

(b)      Limitations on Sale and Leaseback Transactions

         The Issuer will not, and will not permit any Subsidiary to, enter any lease longer than three years (excluding leases of newly acquired, improved or constructed property) covering any Principal Property of the Issuer or any Subsidiary that is sold to any other person in connection with such lease (a "Sale and Leaseback Transaction"), unless either:

(1) the Issuer or such Subsidiary would be entitled, without equally and ratably securing the Notes, to incur Indebtedness secured by a mortgage on the Principal Property leased pursuant to clauses (1) through (11) under Condition 3(a); or

(2) an amount equal to the value of the Principal Property so leased is applied to the retirement, within 120 days of the effective date of such arrangement, of indebtedness for borrowed money incurred or assumed by the Issuer or a Subsidiary which is recorded as Funded Debt (defined to include the Notes and other long-term indebtedness of the Issuer or any Subsidiary) as shown on the most recent consolidated balance sheet of the Issuer and which in the case of such Indebtedness of the Issuer, is not subordinate and junior in right of payment to the prior payment of the Notes.

(c)      Exempted Indebtedness

         Notwithstanding Conditions 3(a) and 3(b), the Issuer and any one or more Subsidiaries may, without securing the Notes, issue, assume, or guarantee Secured Debt or enter into any Sale and Leaseback Transaction which would otherwise be subject to the foregoing restrictions, provided that, after giving effect thereto, the aggregate amount of such Secured Debt then outstanding (not including Secured Debt permitted under the exceptions set forth in Condition 3(a)) and the Attributable Debt of Sale and Leaseback Transactions (other than Sale and Leaseback Transactions in connection with clauses (1) or (2) in Condition 3(b)) at such time does not exceed 15% of Consolidated Net Assets.

(d)      Payment of Principal and Interest

         The Issuer covenants and agrees for the benefit of the Noteholders that it will duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and these Conditions

(e)      Stay, Extension and Usury Laws

         The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of these Conditions or the Notes and the Issuer (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not by resort to any such law, hinder, delay or impede the execution of any power granted under the Fiscal Agency Agreement to the Fiscal Agent, but will suffer and permit the execution of every such power as though no such law has been enacted.

(f)      Taxes

         The Issuer shall, and shall cause each of its Significant Subsidiaries to, pay prior to delinquency all their respective taxes, assessments and governmental levies, except as contested in good faith and by appropriate proceedings.

4.       Definitions

         For the purpose of these Conditions:

         "Attributable Debt" means in respect of a Sale and Leaseback Transaction, as of any particular time, the present value (discounted at the rate of interest implicit in the lease involved in such Sale and Leaseback Transaction, as determined in good faith by the Issuer) of the obligation of the lessee thereunder for rental payments (excluding, however, any amounts required to be paid by such lessee, whether or not designated as rent or additional rent, on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges) during the remaining term of such lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

         "Consolidated Assets" means the aggregate of all assets of the Issuer and its Subsidiaries (including the value of all existing Sale and Leaseback Transactions and any assets resulting from the capitalization of other long-term lease obligations in accordance with GAAP), appearing on the most recent available consolidated balance sheet of the Issuer and its Subsidiaries at their net book values, after deducting related depreciation, amortization and other valuation reserves, all prepared in accordance with GAAP.

         "Consolidated Current Liabilities" means the aggregate of the current liabilities of the Company and its Subsidiaries appearing on the most recent available consolidated balance sheet of the Company and its Subsidiaries, all in accordance with GAAP. In no event shall Consolidated Current Liabilities include any obligation of the Company and its Subsidiaries issued under a revolving credit or similar agreement if the obligation issued under such agreement matures by its terms within twelve months from the date thereof but by the terms of such agreement such obligation may be renewed or extended or the amount thereof reborrowed or refunded at the option of the Company or any Subsidiary for a term in excess of 12 months from the date of determination.

         "Consolidated Current Liabilities," means the aggregate of the current liabilities of the Issuer and its Subsidiaries appearing on the most recent available consolidated balance sheet of the Issuer and its Subsidiaries, all in accordance with GAAP. In no event shall Consolidated Current Liabilities include any obligation of the Issuer and its Subsidiaries issued under a revolving credit or similar agreement if the obligation issued under such agreement matures by its terms within 12 months from the date thereof but by the terms of such agreement such obligation may be renewed or extended or the amount thereof reborrowed or refunded at the option of the Issuer or any Subsidiary for a term in excess of 12 months from the date of determination.

         "Consolidated Net Assets" means Consolidated Assets after deduction of Consolidated Current Liabilities.

         "Default" means any event which is, or after notice or passage of time would be, an Event of Default;

         "Funded Debt" means all indebtedness for money borrowed having a maturity of more than twelve months from the date of the most recent consolidated balance sheet of the Issuer and its Subsidiaries or renewable and extendable beyond twelve months at the option of the borrower and all obligations in respect of lease rentals which under GAAP would be shown on the consolidated balance sheet of the Issuer as a liability item other than a current liability; provided, however, that Funded Debt shall not include any of the foregoing to the extent that such indebtedness or obligations are not required by GAAP to be shown on the balance sheet of the Issuer.

         "Indebtedness" means, with respect to a Person, (i) all liabilities representing borrowed money or purchase money obligations as shown on the liability side of a balance sheet, (ii) all indebtedness secured by any Lien existing on property owned subject to such Lien, whether or not such secured indebtedness has been assumed and (iii) contingent obligations in respect of, or to purchase or otherwise acquire, any such indebtedness of others described in the foregoing clauses (i) or
         (ii) above, including guarantees and endorsements (other than for purposes of collection in the ordinary course of business of any such indebtedness).

         "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, security interest, lien or other security arrangement of any kind or nature whatsoever on or with respect to such property or assets (including any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

         "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Principal Property" means any manufacturing plant, warehouse, office building or parcel of real property (including fixtures but excluding leases and other contract rights which might otherwise be deemed real property) owned by the Issuer or any Subsidiary, whether owned at the date of issue of the Notes or thereafter, provided each such plant, warehouse, office building or parcel of real property has a gross book value (without deduction for any depreciation reserves) at the date as of which the determination is being made of in excess of two percent of the Consolidated Net Assets of the Issuer and the Subsidiaries, other than any such plant, warehouse, office building or parcel of real property or portion thereof which, in the opinion of the Board of Directors of the Issuer (evidenced by a certified Board Resolution), is not of material importance to the business conducted by the Issuer and its Subsidiaries taken as a whole.

         "Relevant Date" means (i) the date on which payment on any Note or Coupon first becomes due or (ii) if payment to the Fiscal Agent on or prior to such due date is improperly withheld or refused, the date on which all moneys then due for payment shall have been so received and notice to that effect shall have been duly given in accordance with "Condition 15" below.

         "Secured Debt" means Indebtedness for borrowed money and any Funded Debt which is secured by a security interest in (a) any Principal Property or (b) any shares of capital stock or Indebtedness of any Subsidiary.

         "Significant Subsidiary" means any direct or indirect Subsidiary of the Issuer that would be a "significant subsidiary" as defined in Article I, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act of 1933, as amended, as such regulation is in effect on the date hereof.

         "Subsidiary" of any specified Person means any corporation or other entity (including, without limitation, partnerships, joint ventures and associations) of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power for the election of directors of such corporation or other entity (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by such Person, or by one or more Subsidiaries, or by such Persons and one or more other Subsidiaries.

5.       Successor

(a)      Merger

         The Issuer may not merge or consolidate with, or sell, lease or convey all or substantially all of its assets to any other corporation, unless:

(1) the successor entity is a corporation, partnership or trust organized and existing under the laws of the United States, any State or the District of Columbia and such entity shall expressly assume the due and punctual payment of the principal of (and premium, if any) and interest on all the Notes, according to their terms, and the due and punctual performance and observance of all the covenants and conditions of the Notes to be performed by the Issuer; and

(2) immediately after giving effect to the transaction, no Default shall have occurred and be continuing.

(b)      Successor Corporation Substituted

         Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Issuer in accordance with Condition 5(a), the successor corporation formed by such consolidation or into or with which the Issuer is merged or to which such sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Agreement with the same effect as if such successor person has been named as the Issuer herein; provided, however, that the predecessor Issuer in the case of a sale, lease, conveyance or other disposition shall not be released from the obligation to pay the principal of and interest, if any, on the Notes.

6.       Interest

(a) Interest on the Notes will be payable in arrears on July 26 of each year until maturity (each, an "annual interest payment date"), beginning July 26, 2001. The Notes will bear interest at the rate of 6" percent per annum. Interest on the Notes payable on each annual interest payment date will include interest accrued from and including July 26, 2000 (the "Issue Date") or from and including the most recent date to which interest has been paid or duly provided for to but excluding the next annual interest payment date, including the maturity date.

(b) Interest on the Notes that is required to be calculated for a period of less than one year will be calculated on the basis of the actual number of days elapsed divided by the actual number of days in the period from and including the immediately preceding annual interest payment date to but excluding the next annual interest payment date.

7.       Redemption and Purchase

(a)      Redemption at Maturity

         Unless earlier redeemed or purchased and cancelled as provided below, the Issuer will redeem the Notes at their principal amount on July 26, 2005.

(b)      Redemption for Taxation Reasons

         Except as set forth hereunder, the Notes may not be redeemed prior to maturity. If (a) as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, the official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after July 25, 2000, the Issuer becomes or will become obligated to pay additional amounts as described herein under the heading "Payment of Additional Amounts" or (b) any act is taken by a taxing authority of the United States on or after July 25, 2000, whether or not such act is taken with respect to the Issuer or any affiliate, that results in a substantial probability that the Issuer will or may be required to pay such additional amounts, then the Issuer may, at its option, redeem the Notes, as a whole but not in part, upon not less than 35 days' nor more than 60 days' published notice in accordance with "Notices" below at 100% of their principal amount together with interest accrued thereon to the respective date fixed for redemption; provided that the Issuer determines in its business judgment, that the obligation to pay such additional amounts cannot be avoided by the use of reasonable measures available to the Issuer, not including substitution of the obligor under the Notes. No redemption pursuant to
         (b) above may be made unless the Issuer shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial probability that it will or may be required to pay the additional amounts described herein under the heading "Payment of Additional Amounts" and the Issuer shall have delivered to the Fiscal Agent a certificate, signed by a duly authorized officer, stating that based on such opinion the Issuer is entitled to redeem the Notes pursuant to their terms.

(c)      Purchase

         The Issuer may at any time purchase Notes (provided that all unmatured Coupons related thereto are attached or surrendered therewith) in the open market or by tender or by private agreement at any price. Such Notes may be held, resold or, at the option of the Issuer, surrendered to any Paying Agent for cancellation.

(d)      Cancellation

         All Notes redeemed pursuant to the provisions of this Condition will be cancelled forthwith, together with all unmatured Coupons surrendered therewith, and may not be resold or reissued.

8.       Payment

(a) Payments of the principal and interest in respect of each Note and Coupon will be made in euro against presentation and surrender (or, in the case of part payment only, endorsement) of such Note or Coupon (subject as provided below), as the case may be, at the office of any Paying Agent outside the United States and its possessions. Such payments will be made, at the option of the holder, by euro cheque or by credit of or transfer to a designated euro account subject in all cases to any fiscal or other laws and regulations applicable in the place of payment, but without prejudice to the provisions under the heading "Payment of Additional Amounts." No payment with respect to any Note or Coupon will be made at any office of a Paying Agent located in the United States or its possessions, nor will any payment be made by transfer to an account maintained in the United States. Each definitive Note shall be presented for payment together with all related unmatured Coupons, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment. Any amount so deducted will be paid in the manner mentioned above against surrender of the relevant missing Coupons within a period ending 10 years from the Relevant Date (as defined under the heading "Prescription") in respect of the Note to which such Coupon appertained. If any day for payment of principal or interest in respect of any Note or Coupon is not a Business Day (as defined below), the holder shall not be entitled to payment until the next Business Day following such day in such place or to any interest or other sums in respect of such postponed payment. If the date for redemption of a Note is not an annual interest payment date, the accrued interest from the previous annual interest payment date or the Issue Date, as the case may be, shall be payable only against presentation of such Note.

         "Business Day" means a day which is both a day on which commercial banks and foreign exchange markets settle payments in the place where the specified office of the Paying Agent to which the Note or Coupon is surrendered for payment is located and a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System or any successor thereto is operating.

(b) The Issuer reserves the right to terminate the appointment of the Fiscal Agent and any Paying Agent, to vary the appointment of the Fiscal Agent and/or any Paying Agent, and to appoint additional or other Paying Agents provided that it will, so long as any of the Notes remains outstanding, always maintain a Paying Agent having a specified office in a city in western Europe which, so long as the Notes are listed on the Luxembourg Stock Exchange, will be in Luxembourg. Not less than 30 nor more than 45 days' prior notice (except in the case of termination by reason of the insolvency or default of the Fiscal Agent or any Paying Agent, when such notice shall be effective forthwith) of any such termination, variation or appointment, or any changes in the specified office of the Fiscal Agent or any of the other Paying Agents, will be given to the Noteholders in accordance with "Condition 15."

9.       Payment of Additional Amounts

         All payments of principal and interest in respect of the Notes and Coupons by the Issuer will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, withheld or assessed by or within the United States or any political subdivision or any authority thereof or therein having power to tax, unless such withholding or deduction is required by law. In such event the Issuer will, subject to the exceptions and limitations set forth below, pay as additional interest on the Notes, such additional amounts as are necessary in order that the net payment by the Issuer or a paying agent of the principal of and interest on the Notes or the Coupons to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, will not be less than the amount provided in the Notes or any coupons to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

(a) in respect of any Note or Coupon presented for payment by the holder of any Note or Coupon who is not a United States Alien (as defined herein):

(b) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

               (i) being or having been present or engaged in trade or business in the United States or having or having had a permanent establishment in the United States;

               (ii) having a current or former relationship with the United States, including a relationship as a citizen or resident thereof;

               (iii) a personal holding company, a foreign personal holding company with respect to the United States, a controlled foreign corporation or a passive foreign investment company for United States tax purposes or a corporation subject to the accumulated earnings tax;

               (iv) being or having been (i) a "10-percent shareholder" of the Issuer as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the "Code") or
                     (ii) such holder being a bank receiving interests described in Section 881(d)(3)(A) of the Code; or

(c) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the payment being made in the United States on a Note or Coupon;

(d) to a tax, assessment or governmental charge that is imposed or withheld solely by reason of the failure to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of such Note or any coupon appertaining thereto, if compliance is required by statute or by regulation of the United States Treasury Department or income tax treaty as a precondition to exemption from such tax, assessment or other governmental charge;

(e) to a tax, assessment or governmental charge that is imposed otherwise than by withholding by the Issuer or a paying agent from the payment;

(f) to a tax, assessment or governmental charge that would not have been imposed or withheld but for the presentation by the holder of such Note or Coupon appertaining thereto for payment on a date more than 30 days after the Relevant Date (as defined herein);

(g) in respect of any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or governmental charge;

(h) in respect of any tax, assessment or other governmental charge which is payable by a holder that is not the beneficial owner of the Note or Coupon, or a portion of either, or that is a foreign or fiduciary partnership, but only to the extent that a beneficial owner, settlor with respect to such fiduciary or member of the partnership would not have been entitled to the payment of such additional amounts had the beneficial owner or member received directly its beneficial or distributive share of the payment;

(i) in respect of any tax assessment or other governmental charge required to be withheld by any paying agent from any payment of the principal of or interest on any Note or Coupon, if such payment can be made without such withholding by any other paying agent; or

(j)      in the case of any combination of items (a), (b), (c), (d), (e), (f),
         (g),(h) and (i).

         The Notes and Coupons are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable thereto. Except as specifically provided under this heading and under the heading "Redemption for Taxation Reasons", the Issuer shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

         As used in this Condition, the term "United States" means the United States of America (including the States and the District of Columbia) and its territories, its possessions and other areas subject to its jurisdiction and "United States person" means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any estate or trust the income of which is subject to United States federal income taxation regardless of its source; provided, however, that elsewhere in the Fiscal Agency Agreement (and the schedules attached thereto) such terms shall have the meanings given to them by the United States Internal Revenue Code or Regulation S under the United States Securities Act of 1933, as amended, as applicable.

10.      Events of Default

         If any one or more of the following events (each, an "Event of Default") shall occur:

         (a)   default for 15 days in payment of any interest on the Notes;

         (b) failure to pay principal with respect to the Notes, if any, when due;

         (c) default by the Issuer in the performance or observance of any other of the covenants in the Notes if such default continues for 60 days after written notice thereof by any Noteholder to the Issuer requiring the same to be continued;

         (d) any indebtedness of the Issuer or any of its Subsidiaries becomes due and repayable prematurely by reason of an event of default (however described) or the Issuer or any of its Subsidiaries fails to make any payment in respect of any indebtedness on the due date for payment (as extended by an originally applicable grace period) or any security given by the Issuer or any of its Subsidiaries for any indebtedness becomes enforceable or if default is made by the Issuer or any Subsidiary in making any payment due under any guarantee and/or indemnity given by it in relation to any indebtedness of any other person (as extended by any originally applicable grace period), provided, however, that no such event shall constitute an event of default unless the indebtedness relating to all such events which shall have occurred and be continuing whether individually or in the aggregate shall amount to at least $30,000,000 (or its equivalent in any other currency); or

         (e) the Issuer or any of its Significant Subsidiaries pursuant to or within the meaning of any Bankruptcy Law (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, (iv) makes a general assignment for the benefit of its creditors, or (v) generally is unable to pay its debts as the same become due; or

         (f) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Issuer or any of its Significant Subsidiaries in an involuntary case, (ii) appoints a Custodian of the Issuer or any of its Significant Subsidiaries or for all or substantially all of its property, or
               (iii) orders the liquidation of the Issuer or any of its Significant Subsidiaries, and the order or decree remains unstayed and in effect for 90 days;

         then any Noteholder may, by written notice to the Issuer at the specified office of the Fiscal Agent, effective upon the date of receipt thereof by the Fiscal Agent, declare the Note held by the holder to be forthwith due and payable whereupon the same shall become forthwith due and payable at par, together with accrued interest (if any) to the date of repayment, without presentment, demand, protest or other notice of any kind. The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

11.      Prescription

         The Notes and Coupons will become void unless presented for payment within a period of 10 years (in the case of principal) and five years (in the case of interest) after the Relevant Date therefore.

12.      Replacement of Notes and Coupons

         If any Note or Coupon is mutilated, defaced, destroyed, stolen, or lost, it may be replaced at the specified office of the Fiscal Agent, subject to all applicable laws and stock exchange requirements, upon payment by the claimant of such costs as may be incurred in connection therewith and on such terms as to evidence and indemnity or otherwise as the Issuer and the Fiscal Agent may reasonably require. Mutilated or defaced Notes or Coupons must be surrendered before replacements will be issued.

13.      Meetings of Noteholders, Modification and Waiver

         The Fiscal Agency Agreement contains provisions for convening meetings of the Noteholders to consider any matters affecting their interests, including the sanctioning of a modification of the Notes, the Coupons or any of the provisions of the Fiscal Agency Agreement. Such a meeting may be convened by the Issuer or Noteholders holding not less than 10 percent of the aggregate principal amount of the Notes then outstanding. The quorum at any such meeting is one or more persons holding or representing not less than 50 percent of the aggregate amount of the Notes then outstanding, or at any adjourned meeting 50 percent of the aggregate principal amount of the Notes then outstanding represented or held by the persons present at such previously adjourned meeting, except that at any such meeting the business of which includes the modifications of certain provisions of the Notes or the Coupons (including modifying the date of maturity of the Notes or at any date for payment of interest thereon, reducing or canceling the amount of principal or the rate of interest payable in respect of the Notes or altering the currency of payment of the Notes or the Coupons), the quorum should be one or more persons holding or representing not less than two-thirds of the aggregate principal amount of the Notes then outstanding, or at any adjourned such meeting one or more persons holding or representing not less than one-third in aggregate principal amount of the Notes then outstanding. A resolution passed at any meeting of the Noteholders shall be binding on all the Noteholders, whether or not they are present, and on all Couponholders. The Fiscal Agent and Issuer may agree, without the consent of the Noteholders or Couponholders, to

               (i) any modification (except as mentioned above) of the Fiscal Agency Agreement which is not prejudicial to the interests of the Noteholders, or

               (ii) any modification of the Notes, the Coupons or the Fiscal Agency Agreement which is of a formal, minor, or technical nature or is made to correct a manifest error or to comply with mandatory provisions of the law.

         Any such modification shall be binding on the Noteholders and the Couponholders and any such modification shall be notified to the Noteholders in accordance with the preceding paragraph as soon as practicable thereafter.

14.      Fiscal Agent and Paying Agents

         In acting under the Fiscal Agency Agreement and in connection with the Notes and the Coupons, the Fiscal Agent and the other Paying Agents are acting solely as agents of the Issuer and do not assume any obligation towards, or relationship of agency or trust for or with, any Noteholder or Couponholder. The Fiscal Agency Agreement contains provisions for the indemnification of the Fiscal Agent and the other Paying Agents and for their relief from responsibility. The Fiscal Agent and the other Paying Agents are entitled to enter into business transactions with the Issuer without accounting for any profit.

15.      Notices

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

         (a) Notices to be given by the Issuer will be given at least once by publication in a daily newspaper in the English language with general circulation in London, England, and, so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, in a daily newspaper of general circulation in Luxembourg. If publication in London or Luxembourg is impractical, notices shall be published by such means as will, so far as may be reasonably practicable, approximate publication in such newspaper. Publication is expected to be made in the Luxemburger Wort in Luxembourg and the Financial Times in London. Such notices will be deemed to have been given on the date of such publication or, if published more than once, on the date of the first such publication.

         (b) For so long as all of the Notes are represented by one or both of the Global Notes and such Global Note(s) is/are held on behalf of Euroclear and/or Clearstream, Luxembourg, notices to holders of Notes represented by such Global Note(s) may be given by delivery of the relevant notice to Euroclear and/or Clearstream, Luxembourg (as the case may be) for communication to the relative Accountholders rather than by publication as required in (a) above provided that, so long as the Notes are listed on the Luxembourg Stock Exchange, and the rules of that stock exchange so require, notices to Noteholders will be published in one daily newspaper in Luxembourg (which is expected to be the Luxemburger
               Wort). Any such notice shall be deemed to have been given to the Noteholders on the day after such notice is delivered to Euroclear and/or Clearstream, Luxembourg (as the case may be) as aforesaid.

16.      Further Issues

         The Issuer may, without notice to or the consent of the holders of the Notes, issue additional Notes of the same tenor as the Notes so that such additional Notes and the Notes offered hereby shall form a single series, and references herein to the Notes shall include (unless the context otherwise requires) any further Notes issued as described in this paragraph.

17.      Governing Law

         The Fiscal Agency Agreement, the Notes and the Coupons will be governed by and construed in accordance with the laws of the State of New York.

         Any State or federal courts sitting in the Borough of Manhattan, The City of New York, shall have jurisdiction to settle any disputes which may arise out of or in connection with the Notes or the Coupons and accordingly any legal action or proceedings arising out of or in connection with the Notes or the Coupons (the "Proceedings") may be brought in such courts. The Issuer irrevocably submits to the jurisdiction of such courts and waives any objection which it may now or hereafter have to Proceedings in any such courts whether on the ground of the laying of venue or on the ground that the Proceedings have been brought in an inconvenient forum. This submission is made for the benefit of each of the Noteholders and Couponholders and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

         To the extent that the Issuer has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, the Issuer irrevocably waives such immunity in respect of its obligations under any Note or Coupon.

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

                                  SCHEDULE 2

                    PROVISIONS FOR MEETINGS OF NOTEHOLDERS

1.       Definitions

         In this Agreement and the Conditions, the following expressions have the following meanings:

         "Block Voting Instruction" means, in relation to any Meeting, a document in the English language issued by a Paying Agent:

         (a) certifying that certain specified Notes (the "Deposited Notes") have been deposited with such Paying Agent (or to its order at a bank or other depositary) or blocked in an account with a clearing system and will not be released until the earlier of:

               (i)   the conclusion of the Meeting; and

               (ii) the surrender to such Paying Agent, not less than 48 hours before the time fixed for the Meeting (or, if the Meeting has been adjourned, the time fixed for its resumption), of the receipt for the deposited or blocked Notes and notification thereof by such Paying Agent to the Issuer;

         (b) certifying that the depositor of each deposited Note or a duly authorized person on its behalf has instructed the relevant Paying Agent that the votes attributable to such deposited Note are to be cast in a particular way on each resolution to be put to the Meeting and that, during the period of 48 hours before the time fixed for the Meeting, such instructions may not be amended or revoked;

         (c) listing the total number and (if in definitive form) the certificate numbers of the deposited Notes, distinguishing for each resolution between those in respect of which instructions have been given to vote for, or against, the resolution; and

         (d) authorizing a named individual or individuals to vote in respect of the deposited Notes in accordance with such instructions;

         "Chairman" means, in relation to any Meeting, the individual who takes the chair in accordance with paragraph 7;

         "Constitutive Quorum" means:

         (a) for voting on Ordinary Resolutions, more than half of the aggregate principal amount of the outstanding Notes; and

         (b) for voting on any Extraordinary Resolution, more than two-thirds of the aggregate principal amount of the outstanding Notes;

         provided, however, that, in the case of a Meeting which has resumed after adjournment for want of a quorum it means:

               (i) for voting on Ordinary Resolutions more than half of the aggregate principal amount of the Notes then outstanding represented or held by the Voters actually present at such previously adjourned Meeting; and

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

               (ii) for voting on any Extraordinary Resolution more than one third of the aggregate principal amount of Notes outstanding.

         "Extraordinary Resolution" means a resolution passed at a duly convened Meeting passed by the favorable vote of one or more Voters holding or representing in the aggregate more than half of the aggregate principal amount of outstanding Notes;

         "Meeting" means a meeting of Noteholders (whether originally convened or resumed following an adjournment) convened to resolve an ordinary or extraordinary matters;

         "Ordinary Resolution" means any resolution for all business other than voting on an Extraordinary Resolution;

         "Proxy" means, in relation to any Meeting, a person appointed to vote under a Block Voting Instruction other than:

         (a) any such person whose appointment has been revoked and in relation to whom the Fiscal Agent has been notified in writing of such revocation by the time which is 48 hours before the time fixed for such Meeting;

         (b) any such person appointed to vote at a Meeting which has been adjourned for want of a quorum and who has not been re-appointed to vote at the Meeting when it is resumed; and

         (c) a director, auditor or employee of the Issuer or any of its controlled companies.

         "Voter" means, in relation to any Meeting, the bearer of a Voting Certificate, a Proxy or the bearer of a Definitive Note who produces such Definitive Note at the Meeting;

         "Voting Certificate" means, in relation to any Meeting, a certificate in the English language issued by a Paying Agent and dated in which it is stated:

         (a) that certain specified Notes (the "deposited Notes") have been deposited with such Paying Agent (or to its order at a bank or other depositary) or blocked in an account with a clearing system and will not be released until the earlier of:

               (i)   the conclusion of the Meeting; and

               (ii)  the surrender of such certificate to such Paying Agent; and

         (b) that the bearer of such certificate is entitled to attend and vote at the Meeting in respect of the deposited Notes;

         "Written Resolution" means a resolution in writing signed by or on behalf of all holders of Notes who for the time being are entitled to receive notice of a Meeting in accordance with the provisions of this Schedule, whether contained in one document or several documents in the same form, each signed by or on behalf of one or more such holders of the Notes;

         "24 hours" means a period of 24 hours including all or part of a day upon which banks are open for business in both the places where the relevant Meeting is to be held and in each of the places where the Paying Agents have their Specified Offices (disregarding for this purpose the day upon

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

         which such Meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business as aforesaid; and

         "48 hours" means 2 consecutive periods of 24 hours.

2.       Issue Of Voting Certificates And Block Voting Instructions

         The holder of a Note may obtain a Voting Certificate from any Paying Agent or require any Paying Agent to issue a Block Voting Instruction by depositing such Note with such Paying Agent or arranging for such Note to be (to its satisfaction) held to its order or under its control or blocked in an account with a clearing system not later than 48 hours before the time fixed for the relevant Meeting. A Voting Certificate or Block Voting Instruction shall be valid until the release of the deposited Notes to which it relates. So long as a Voting Certificate or Block Voting Instruction is valid, the bearer thereof (in the case of a Voting Certificate) or any Proxy named therein (in the case of a Block Voting Instruction) shall be deemed to be the holder of the Notes to which it relates for all purposes in connection with the Meeting. A Voting Certificate and a Block Voting Instruction cannot be outstanding simultaneously in respect of the same Note.

3.       References To Deposit/Release Of Notes

         Where Notes are represented by the Temporary Global Note and/or the Permanent Global Note or are held in definitive form within a clearing system, references to the deposit, or release, of Notes shall be construed in accordance with the usual practices (including blocking the relevant account) of such clearing system.

4.       Validity Of Block Voting Instructions

         A Block Voting Instruction shall be valid only if it is deposited at the specified office of the Fiscal Agent, or at some other place approved by the Fiscal Agent, at least 24 hours before the time fixed for the relevant Meeting or the Chairman decides otherwise before the Meeting proceeds to business. If the Fiscal Agent requires, a notarized copy of each Block Voting Instruction and satisfactory proof of the identity of each Proxy named therein shall be produced at the Meeting, but the Fiscal Agent shall not be obliged to investigate the validity of any Block Voting Instruction or the authority of any Proxy.

5.       Convening Of Meeting

         The Issuer may convene a Meeting at any time. The Issuer shall be obliged to convene a Meeting upon the request in writing of Noteholders holding not less than one tenth of the aggregate principal amount of the outstanding Notes.

6.       Notice

         At least 30 days' written notice (exclusive of the day on which the notice is given and of the day on which the relevant Meeting is to be held) specifying the date, time and place of the Meeting shall be given to the Noteholders and the Paying Agents (with a copy to the Issuer). The notice shall set out the full text of any resolutions to be proposed and shall state that the Notes may be deposited with, or to the order of, any Paying Agent for the purpose of obtaining Voting Certificates or appointing Proxies not later than 48 hours before the time fixed for the Meeting.

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

7.       Chairman

         An individual (who may, but need not, be a Noteholder) nominated in writing by the Issuer may take the chair at any Meeting but, if no such nomination is made or if the individual nominated is not present within 15 minutes after the time fixed for the Meeting, those present shall elect one of themselves to take the chair failing which, the Issuer may appoint a Chairman. The Chairman of an adjourned Meeting need not be the same person as was the Chairman of the original Meeting.

8.       Quorum

         A Meeting shall be deemed validly convened if at least one or more Voters representing or holding not less than the Constitutive Quorum are present at the Meeting provided, however, that, so long as at least the Constitutive Quorum of the aggregate principal amount of the outstanding Notes is represented by the Temporary Global Note and/or the Permanent Global Note, a single Proxy representing the holder thereof shall be deemed to be two Voters for the purpose of forming a quorum.

9.       Adjournment for want of quorum

         If within 15 minutes after the time fixed for any Meeting a quorum is not present, then:

         (a) in the case of a Meeting requested by Noteholders, it shall be dissolved; and

         (b) in the case of any other Meeting, it shall be adjourned for such period (which shall be not less than 14 days and not more than 42 days) and to such place as the Chairman determines; provided, however, that:

               (i)   the Meeting shall be dissolved if the Issuer so decides;
                     and

               (ii) no Meeting may be adjourned more than once for want of a quorum.

10.      Adjourned Meeting

         The Chairman may, with the consent of (and shall if directed by) any Meeting, adjourn such Meeting from time to time and from place to place, but no business shall be transacted at any adjourned Meeting except business which might lawfully have been transacted at the Meeting from which the adjournment took place.

11.      Notice following adjournment

         Paragraph 6 shall apply to any Meeting which is to be resumed after adjournment for want of a quorum save that:

         (a) 10 days' notice (exclusive of the day on which the notice is given and of the day on which the Meeting is to be resumed) shall be sufficient; and

         (b) the notice shall specifically set out the quorum requirements which will apply when the Meeting resumes.

         It shall not be necessary to give notice of the resumption of a Meeting which has been adjourned for any other reason.

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

12.      Participation

         The following may attend and speak at a Meeting:

         (a)   Voters;

         (b)   representatives of the Issuer and the Fiscal Agent;

         (c)   the financial advisers of the Issuer;

         (d)   the legal counsel to the Issuer and the Fiscal Agent; and

         (e)   any other person approved by the Meeting.

13.      Show of hands

         Every question submitted to a Meeting shall be decided in the first instance by a show of hands. Unless a poll is validly demanded before or at the time that the result is declared, the Chairman's declaration that on a show of hands a resolution has been passed, passed by a particular majority, rejected or rejected by a particular majority shall be conclusive, without proof of the number of votes cast for, or against, the resolution.

14.      Poll

         A demand for a poll shall be valid if it is made by the Chairman, the Issuer or one or more Voters representing or holding not less than one fiftieth of the aggregate principal amount of the outstanding Notes. The poll may be taken immediately or after such adjournment as the Chairman directs, but any poll demanded on the election of the Chairman or on any question of adjournment shall be taken at the Meeting without adjournment. A valid demand for a poll shall not prevent the continuation of the relevant Meeting for any other business as the Chairman directs.

15.      Votes

         Every Voter shall have one vote in respect of each Note held by him.

         In the case of a voting tie the Chairman shall have a casting vote.

         Unless the terms of any Block Voting Instruction state otherwise, a Voter shall not be obliged to exercise all the votes to which he is entitled or to cast all the votes which he exercises in the same way.

16.      Validity of Votes by Proxies

         Any vote by a Proxy in accordance with the relevant Block Voting Instruction shall be valid even if such Block Voting Instruction or any instruction pursuant to which it was given has been amended or revoked, provided that the Fiscal Agent has not been notified in writing of such amendment or revocation by the time which is 24 hours before the time fixed for the relevant Meeting. Unless revoked, any appointment of a Proxy under a Block Voting Instruction in relation to a Meeting shall remain in force in relation to any resumption of such Meeting following an adjournment; provided, however, that no such appointment of a Proxy in relation to a Meeting originally convened which has been adjourned for want of a quorum shall remain in force in relation to such Meeting when it is resumed. Any person appointed to vote at such a Meeting must be re-appointed under a Block Voting Instruction Proxy to vote at the Meeting when it is resumed.

17.      Powers

         A duly convened Meeting shall have power (exercisable by either Ordinary Resolution or Extraordinary Resolution), without prejudice to any other powers conferred on it or any other person and in accordance with the provision of Clause 8:

         (a) To approve all business other than an Extraordinary Resolution, with a majority of at least one more than half of the Voters present at the Meeting, in first or second call; and

         (b) to approve any of the following Extraordinary Resolutions with a majority of one more than half of the aggregate principal amount of the outstanding Notes, at the first call or second call; (i) to change any date fixed for payment of principal or interest in respect of the Notes, to reduce the amount of principal or interest payable on any date in respect of the Notes or to alter the method of calculating the amount of any payment in respect of the Notes on redemption or maturity or the date for any such payment; (ii) to effect the exchange or substitution of the Notes for, or the conversion of the Notes into, shares, Notes or other obligations or securities of the Issuer or any other person or body corporate formed or to be formed; (iii) to change the currency in which amounts due in respect of the Notes are payable; (iv) to change the quorum required at any Meeting or the majority required to pass an Extraordinary Resolution; (v) to amend this definition; (vi) the substitution of any person for the Issuer (or any previous substitute) as principal obligor under the Notes and the Deed of Covenant; (vii) waiver to any breach or authorization of any proposed breach by the Issuer of its obligations under or in respect of the Notes or the Deed of Covenant or any act or omission which might otherwise constitute an event of default under the Notes; (vii) authorization of the Fiscal Agent or any other person to execute all documents and do all things necessary to give effect to any Extraordinary Resolution; (ix) any other authorization or approval which is required to be given by Extraordinary Resolution; (x) appointment of any persons as a committee to represent the interests of the Noteholders and to confer upon such committee any powers which the Noteholders could themselves exercise by Extraordinary Resolution; (xi) adopt a proposal for controlled administration or composition with creditors of the Issuer; (xii) create of a fund for the expenses incurred by the Noteholders in respect of the Notes; and (xiii) any matter of interest to the Noteholders.

18.      Extraordinary Resolution binds all holders

         An Extraordinary Resolution shall be binding upon all Noteholders and holders of Coupons whether or not present at such Meeting and each of the Noteholders shall be bound to give effect to it accordingly. Notice of the result of every vote on an Extraordinary Resolution shall be given to the Noteholders and the Paying Agents (with a copy to the Issuer) within 14 days of the conclusion of the Meeting.

19.      Minutes

         Minutes shall be made of all resolutions and proceedings at each Meeting. The Chairman shall sign the minutes, which shall be prima facie evidence of the proceedings recorded therein. Unless and until the contrary is proved, every such Meeting in respect of the proceedings of

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

         which minutes have been summarized and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

20.      Written Resolution

         A Written Resolution shall take effect as if it were an Extraordinary Resolution.

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

Please confirm that this letter correctly sets out the arrangements agreed between us.

Yours faithfully,


DEUTSCHE BANK AG LONDON


By:     /s/ Mark Jones         /s/ Richard Tate
       -------------------------------------------------
Name:   Mark Jones             Richard Tate
Title:  Vice President         Assistant Vice President


DEUTSCHE BANK LUXEMBOURG S.A.

By:     /s/ Mark Jones
       -------------------------------------------------
Name:   Mark Jones
Title:  Vice President

UBS AG

By:     /s/ Mark Jones
       -------------------------------------------------
Name:   Mark Jones
Title:  Vice President

We agree to the foregoing.

DANAHER CORPORATION

By:     /s/ Chris McMahon
       -------------------------------------------------
Name:   Chris McMahon
Title:  V.P. and Controller

                                       58